As filed with the Securities and Exchange Commission on July 24, 1995

                                                  Registration No. 33-80784
                                                          File No. 811-8484

                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                 FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      (X)

                        Pre-Effective Amendment No. ____


                       Post-Effective Amendment No. 2

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  (X)


                              Amendment No. 5                          (X)
                      (Check appropriate box or boxes)


                         MENTOR INSTITUTIONAL TRUST
             (Exact name of registrant as specified in charter)

                               P.O. Box 1357
                         Richmond, Virginia  23286
                  (Address of principal executive offices)

     Registrant's Telephone Number, Including Area Code: (804) 782-3647





                              Paul F. Costello
                                 President
                         Mentor Institutional Trust
                            901 East Byrd Street
                         Richmond, Virginia  23219
                  (Name and address of agent for service)

                                  Copy to

                          Timothy W. Diggins, Esq.
                                Ropes & Gray
                          One International Place
                             Boston, MA  02110



           It is proposed that this filing will become effective
                          (check appropriate box)

( )     immediately upon filing pursuant to paragraph (b)

( )     on (date) pursuant to paragraph (b)

(X)     60 days after filing pursuant to paragraph (a)(1)

( )     on  (date) pursuant to paragraph (a)(1)

( )     75 days after filing pursuant to paragraph (a)(2)

( )     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously elected to register an indefinite number of shares. The $500 registration fee has previously been paid.

                         MENTOR INSTITUTIONAL TRUST

                           CROSS REFERENCE SHEET

                        (as required by Rule 404(c))

Part A - Mentor Institutional Trust

     N-1A Item No.                                     Location

1.   Cover Page . . . . . . . . . . . . . . . . .      Cover Page

2.   Synopsis . . . . . . . . . . . . . . . . . .      Cover Page; Expense
                                                       summary

3.   Condensed Financial Information  . . . . . .      Expense summary

4.   General Description of Registrant  . . . . .      Cover Page;
                                                       Investment
                                                       objectives and
                                                       policies; Mentor
                                                       Institutional Trust;
                                                       Investment practices
                                                       and risks

5.   Management of the Fund . . . . . . . . . . .      Investment
                                                       objectives and
                                                       policies; Investment
                                                       practices and risks;
                                                       Management of the
                                                       Portfolios; Mentor
                                                       Institutional Trust;
                                                       How the Portfolios
                                                       value their shares;
                                                       Custodian and
                                                       transfer and
                                                       dividend agent;
                                                       Performance
                                                       information

5A.  Management's Discussion
       of Fund Performance  . . . . . . . . . . .      Not Applicable

6.   Capital Stock and Other
       Securities . . . . . . . . . . . . . . . .      Management of the
                                                       Portfolios; Mentor
                                                       Institutional Trust;
                                                       Purchase of shares;
                                                       How distributions
                                                       are made; tax
                                                       information;
                                                       Performance
                                                       information

7.   Purchase of Securities Being
       Offered  . . . . . . . . . . . . . . . . .      Management of the
                                                       Trust; Purchase of
                                                       shares

8.   Redemption or Repurchase . . . . . . . . . .      Purchase of shares;
                                                       Redemption of
                                                       shares;

9.   Pending Legal Proceedings  . . . . . . . . .      Not Applicable

Part A - Mentor Fixed-Income Portfolio

     N-1A Item No.                                     Location

1.   Cover Page . . . . . . . . . . . . . . . . .      Cover Page

2.   Synopsis . . . . . . . . . . . . . . . . . .      Cover Page; Expense
                                                       summary

3.   Condensed Financial Information  . . . . . .      Expense summary

4.   General Description of Registrant  . . . . .      Cover Page;
                                                       Investment
                                                       objectives and
                                                       policies; Other
                                                       investment practices
                                                       and risks

5.   Management of the Fund . . . . . . . . . . .      Investment
                                                       objectives and
                                                       policies; Other
                                                       investment practices
                                                       and risks;
                                                       Management of the
                                                       Portfolio; Mentor
                                                       Institutional Trust;
                                                       How the Portfolio
                                                       values its shares;
                                                       Custodian and
                                                       transfer and
                                                       dividend agent;
                                                       Performance
                                                       information

5A.  Management's Discussion
       of Fund Performance  . . . . . . . . . . .      Not Applicable

6.   Capital Stock and Other
       Securities . . . . . . . . . . . . . . . .      Management of the
                                                       Portfolio; Mentor
                                                       Institutional Trust;
                                                       Purchase of shares;
                                                       How distributions
                                                       are made; Taxes;
                                                       Performance
                                                       information

7.   Purchase of Securities Being
       Offered  . . . . . . . . . . . . . . . . .      Management of the
                                                       Portfolio; Purchase
                                                       of shares





8.   Redemption or Repurchase . . . . . . . . . .      Purchase of shares;
                                                       Redemption of
                                                       shares;

9.   Pending Legal Proceedings  . . . . . . . . .      Not Applicable

Part A - Mentor Intermediate Duration Portfolio

     N-1A Item No.                                     Location

1.   Cover Page . . . . . . . . . . . . . . . . .      Cover Page

2.   Synopsis . . . . . . . . . . . . . . . . . .      Cover Page; Expense
                                                       summary

3.   Condensed Financial Information  . . . . . .      Expense summary

4.   General Description of Registrant  . . . . .      Cover Page;
                                                       Investment
                                                       objectives and
                                                       policies; Other
                                                       investment practices
                                                       and risks

5.   Management of the Fund . . . . . . . . . . .      Investment
                                                       objectives and
                                                       policies; Other
                                                       investment practices
                                                       and risks;
                                                       Management of the
                                                       Portfolio; Mentor
                                                       Institutional Trust;
                                                       How the Portfolio
                                                       values its shares;
                                                       Custodian and
                                                       transfer and
                                                       dividend agent;
                                                       Performance
                                                       information

5A.  Management's Discussion
       of Fund Performance  . . . . . . . . . . .      Not Applicable

6.   Capital Stock and Other
       Securities . . . . . . . . . . . . . . . .      Management of the
                                                       Portfolio; Mentor
                                                       Institutional Trust;
                                                       Purchase of shares;
                                                       How distributions
                                                       are made; Taxes;
                                                       Performance
                                                       information

7.   Purchase of Securities Being
       Offered  . . . . . . . . . . . . . . . . .      Management of the
                                                       Portfolio; Purchase
                                                       of shares

8.   Redemption or Repurchase . . . . . . . . . .      Purchase of shares;
                                                       Redemption of
                                                       shares;

9.   Pending Legal Proceedings  . . . . . . . . .      Not Applicable


Part A - Mentor Cash Management Portfolio

     N-1A Item No.                                     Location

1.   Cover Page . . . . . . . . . . . . . . . . .      Cover Page

2.   Synopsis . . . . . . . . . . . . . . . . . .      Cover Page; Expense
                                                       summary

3.   Condensed Financial Information  . . . . . .      Expense summary

4.   General Description of Registrant  . . . . .      Cover Page;
                                                       Investment objective
                                                       and policies; Other
                                                       investment practices
                                                       and risks

5.   Management of the Fund . . . . . . . . . . .      Investment objective
                                                       and policies; Other
                                                       investment practices
                                                       and risks;
                                                       Management of the
                                                       Portfolio; Mentor
                                                       Institutional Trust;
                                                       How the Portfolio
                                                       values its shares;
                                                       Custodian and
                                                       transfer and
                                                       dividend agent;
                                                       Performance
                                                       information

5A.  Management's Discussion
       of Fund Performance  . . . . . . . . . . .      Not Applicable


6.   Capital Stock and Other
       Securities . . . . . . . . . . . . . . . .      Management of the
                                                       Portfolio; Mentor
                                                       Institutional Trust;
                                                       Purchase of shares;
                                                       Dividends; Taxes;
                                                       Performance
                                                       information

7.   Purchase of Securities Being


       Offered  . . . . . . . . . . . . . . . . .      Management of the
                                                       Portfolio; Purchase
                                                       of shares

8.   Redemption or Repurchase . . . . . . . . . .      Purchase of shares;
                                                       Redemption of
                                                       shares;

9.   Pending Legal Proceedings  . . . . . . . . .      Not Applicable

Part A - SNAP Fund

     N-1A Item No.                                     Location

1.   Cover Page . . . . . . . . . . . . . . . . .      Cover Page

2.   Synopsis . . . . . . . . . . . . . . . . . .      Cover Page; Expense
                                                       summary

3.   Condensed Financial Information  . . . . . .      Expense summary

4.   General Description of Registrant  . . . . .      Cover Page;
                                                       Investment objective
                                                       and policies

5.   Management of the Fund . . . . . . . . . . .      Investment objective
                                                       and policies;
                                                       Management of the
                                                       Fund; Mentor
                                                       Institutional
                                                       Trust; How the Fund
                                                       values its shares;
                                                       Custodian and
                                                       transfer and
                                                       dividend agent;
                                                       Performance
                                                       information

5A.  Management's Discussion
       of Fund Performance  . . . . . . . . . . .      Not Applicable

6.   Capital Stock and Other
       Securities . . . . . . . . . . . . . . . .      Management of the
                                                       Fund; Mentor
                                                       Institutional Trust;
                                                       How to participate
                                                       in the Fund; How
                                                       distributions are
                                                       made; Performance
                                                       information

7.   Purchase of Securities Being
       Offered  . . . . . . . . . . . . . . . . .      Management of the
                                                       Portfolio; How to
                                                       participate in the
                                                       Fund

8.   Redemption or Repurchase . . . . . . . . . .      How to participate
                                                       in the Fund; How to
                                                       redeem shares

9.   Pending Legal Proceedings  . . . . . . . . .      Not Applicable

Part B   -        Mentor Fixed-Income, Mentor Intermediate Duration, and
                  Mentor Cash Management Portfolios.

     N-1A Item No.                                     Location

10.  Cover Page . . . . . . . . . . . . . . . . .      Cover Page

11.  Table of Contents  . . . . . . . . . . . . .      Cover Page

12.  General Information and History  . . . . . .      General

13.  Investment Objectives and
       Policies . . . . . . . . . . . . . . . . .      Investment
                                                       Restrictions;
                                                       Certain Investment
                                                       Techniques

14.  Management of the Fund . . . . . . . . . . .      Management of the
                                                       Trust; Investment
                                                       Advisory and Other
                                                       Services; The
                                                       Distributor

15.  Control Persons and Principal
       Holders of Securities  . . . . . . . . . .      Principal Holders of
                                                       Securities

16.  Investment Advisory and Other
       Services . . . . . . . . . . . . . . . . .      Investment Advisory
                                                       and Other Services;
                                                       Management of the
                                                       Trust; Independent
                                                       Accountants;
                                                       Experts; Custodian

17.  Brokerage Allocation . . . . . . . . . . . .      Brokerage

18.  Capital Stock and Other
       Securities . . . . . . . . . . . . . . . .      Determination of Net
                                                       Asset Value; Tax
                                                       Status; The
                                                       Distributor;
                                                       Shareholder
                                                       Liability

19.  Purchase, Redemption and Pricing
       of Securities Being Offered  . . . . . . .      Brokerage;
                                                       Determination of Net
                                                       Asset Value; The
                                                       Distributor

20.  Tax Status . . . . . . . . . . . . . . . . .      Investment
                                                       Restrictions; Tax
                                                       Status

21.  Underwriters . . . . . . . . . . . . . . . .      The Distributor

22.  Calculations of Performance Data . . . . . .      Performance
                                                       Information

Part B   -        SNAP Fund

     N-1A Item No.                                     Location

10.  Cover Page . . . . . . . . . . . . . . . . .      Cover Page

11.  Table of Contents  . . . . . . . . . . . . .      Cover Page

12.  General Information and History  . . . . . .      General

13.  Investment Objectives and
       Policies . . . . . . . . . . . . . . . . .      Investment
                                                       Restrictions

14.  Management of the Fund . . . . . . . . . . .      Management of the
                                                       Trust; Investment
                                                       Advisory and Other
                                                       Services

15.  Control Persons and Principal
       Holders of Securities  . . . . . . . . . .      Principal Holders of
                                                       Securities

16.  Investment Advisory and Other
       Services . . . . . . . . . . . . . . . . .      Investment Advisory
                                                       and Other Services;
                                                       Management of the
                                                       Trust; Independent
                                                       Accountants
                                                       Custodian

17.  Brokerage Allocation . . . . . . . . . . . .      Brokerage

18.  Capital Stock and Other
       Securities . . . . . . . . . . . . . . . .      Determination of Net
                                                       Asset Value; Tax
                                                       Status; Shareholder
                                                       Liability

19.  Purchase, Redemption and Pricing
       of Securities Being Offered  . . . . . . .      Brokerage;
                                                       Determination of Net
                                                       Asset Value



20.  Tax Status . . . . . . . . . . . . . . . . .      Investment
                                                       Restrictions; Tax
                                                       Status

21.  Underwriters . . . . . . . . . . . . . . . .      Not Applicable

22.  Calculations of Performance Data . . . . . .      Performance
                                                       Information

23.  Financial Statements . . . . . . . . . . . .      Not Applicable

Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PROSPECTUS                                               September   , 1995

                         MENTOR INSTITUTIONAL TRUST

Mentor Institutional Trust is a diversified, open-end series management investment company. Shares of the Trust are being offered principally to institutional and high net-worth individual investors. The Trust offers investors an opportunity to design a fixed-income investment program by investing in one or more different investment portfolios offered by the Trust. Commonwealth Investment Counsel, Inc. is the investment adviser for each of the Portfolios.

Mentor Cash Management Portfolio is a "money market" fund, seeking as high a rate of current income as Commonwealth Investment Counsel, Inc. believes is consistent with preservation of capital and maintenance of liquidity.
An investment in that Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Mentor Intermediate Duration Portfolio and Mentor Fixed-Income Portfolio seek a high level of long-term total return by investing in diversified portfolios of investment-grade, fixed-income securities. Preservation of capital is a secondary objective to the extent consistent with a Portfolio's primary objective of seeking a high level of long-term total return. There is no limit on the average weighted portfolio maturity either of these Portfolios may maintain, and a Portfolio's average weighted maturity will likely be longer than its portfolio duration. Mentor Intermediate Duration Portfolio will normally maintain a portfolio duration of from two to five years. Mentor Fixed-Income Portfolio will normally maintain a portfolio duration of from four to seven years.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more
detailed information in the September   , 1995 Statement of Additional
Information, as amended from time to time. For a free copy of the Statement, call Mentor Distributors, Inc. at 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Trust's address is P.O. Box 1357, Richmond, Virginia 23286-0109.


                         MENTOR DISTRIBUTORS, INC.
                                Distributor


   SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
       OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED
             BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
                FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESEN-
               TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense summary

     Expenses are one of several factors to consider when investing in a Portfolio. The following table summarizes an investor's maximum transaction costs from investing in the Portfolios and expenses the Portfolios expect to incur in their first full fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Portfolio over specified periods.

Shareholder Transaction Expenses:

        Maximum Sales Load Imposed on Purchase                    None
        Maximum Sales Load Imposed on Reinvested Dividends        None
        Deferred Sales Load                                       None
        Redemption Fees                                           None
        Exchange Fee                                              None


Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                               Mentor                      Mentor                       Mentor
                                                                Cash                    Intermediate                    Fixed
                                                             Management                   Duration                     Income
                                                             Portfolio                   Portfolio                    Portfolio

Management Fees                                                  0.00%                      0.00%                       0.00%
12b-1 Fees                                                       0.00%                      0.00%                       0.00%
Other Expenses (after voluntary
  expense limitation)*                                           0.04%                      0.05%                       0.05%
Total Fund Operating Expenses*                                   0.04%                      0.05%                       0.05%

_______________

* Other Expenses reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, Other Expenses and Total Fund Operating Expenses would have been 0.099% for Mentor Cash Management Portfolio, 0.108% for Mentor Intermediate Duration Portfolio, and 0.107% for Mentor Fixed-Income Portfolio.

Examples

     An investment of $1,000 in a Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                               1 year      3 years

   Mentor Cash Management
    Portfolio                                    $1           $1
   Mentor Intermediate
    Duration Portfolio                            1            2
   Mentor Fixed-Income Portfolio                  1            2


     This information is provided to help investors understand the expenses of investing in each of the Portfolios and an investor's share of the estimated operating expenses of the Portfolios. The information is estimated based on the expenses the Portfolios expect to incur during their first full fiscal year. The Examples should not be considered representations of future performance; actual expenses may be more or less than those shown.

FINANCIAL HIGHLIGHTS

     The financial highlights presented below have been prepared by the Trust and are unaudited.

                                                                  Mentor
                                             Mentor Cash       Intermediate          Mentor
                                             Management          Duration         Fixed-Income
Period Ended April 30, 1995                  Portfolio*         Portfolio**       Portfolio***
Per Share Operating Performance                                                   $ 12.50
                                                                $  12.50
Net asset value, beginning of period        $   1.00
Income from investment operations
  Net investment income                         0.02                                 0.38
  Net realized and unrealized                                       0.33
    gain on investments                          --                                  0.40
  Total from investment operations              0.02                0.32             0.78
                                                                    0.65
Less distributions
  Dividends from income                        (0.02)                               (0.30)
                                                                   (0.25)
Net asset value, end of period              $   1.00                              $ 12.98
                                                                $  12.90
Total Return                                    2.00%                                6.25%
                                                                    5.24%
Ratios/Supplemental Data

Net assets, end of period (in thousands)    $ 47,955                              $26,952
                                                                 $10,911
Ratio of expenses to average net assets         0.04%(a)                             0.05%(a)
                                                                    0.05%(a)
Ratio of net investment income to
 average net assets                             6.00%(a)                             7.38%(a)
                                                                    7.11%(a)
Portfolio turnover rate                           --                                  408%(a)
                                                                     398%(a)
(a)  Annualized.

* For the period from December 5, 1994 (commencement of operations) to April 30, 1995.

** For the period from December 19 (commencement of operations) to April 30, 1995

*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.


INVESTMENT OBJECTIVES AND POLICIES

Mentor Cash Management Portfolio.

Mentor Cash Management Portfolio's investment objective is to seek as high a rate of current income as Commonwealth Investment Counsel, Inc.
("Commonwealth") believes is consistent with preservation of capital and maintenance of liquidity. The Portfolio will invest in high-quality short-term instruments including U.S. Government securities, banker's acceptances, prime commercial paper, fixed-income securities of corporations and other private issuers, and money market instruments.
There can, of course, be no assurance that the Portfolio will achieve its investment objective.

     The Portfolio will invest in a portfolio of high-quality short-term instruments consisting of any or all of the following:

(bullet) U.S. Government securities: securities issued or guaranteed as to principal or interest by the U.S. Government or by any of its agencies or instrumentalities.

(bullet) Banker's acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a domestic bank (or a foreign bank with an agency domiciled in the United States), meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

(bullet) Prime commercial paper: high-quality, short-term obligations issued by banks, corporations, and other issuers organized under the laws of a jurisdiction within the United States.

(bullet) Other short-term obligations: high-quality, short-term obligations of corporate issuers.

(bullet) Repurchase agreements: with respect to U.S. Government or agency securities.

     The Portfolio will invest only in U.S. dollar-denominated high- quality securities and other U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk.
"High-quality securities" are (i) commercial paper or other short-term obligations rated A-1 by Standard & Poor's Corporation and P-1 by Moody's
Investors Service, Inc., and (ii) obligations rated AAA or AA by Standard &
Poor's and Aaa or Aa by Moody's at the time of investment. The Portfolio will not invest more than 5% (determined at the time of investment) of its total assets in securities rated below A-1 or P-1 (or securities not so rated whose issuer does not have outstanding short-term debt obligations, of comparable priority and security, rated A-1 or P-1). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than thirteen months. The
Portfolio may invest in variable or floating- rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Portfolio will not purchase securities of any issuer if, immediately thereafter, more than 5% of its total assets would be invested in securities of that issuer, nor will the Portfolio make an investment in commercial paper if, immediately thereafter, more than 35% of its total assets would be invested in commercial paper. The Portfolio follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful.

     Considerations of liquidity and preservation of capital mean that the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Portfolio will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what Commonwealth believes to be temporary disparities in yields of different segments of the high-quality money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Portfolio, may result in frequent changes in the securities held by the Portfolio.
The Portfolio will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

     The Portfolio's securities will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Portfolio. The value of the Portfolio's securities can be expected to vary inversely to changes in prevailing interest rates.
Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Mentor Intermediate Duration Portfolio and Mentor Fixed-Income Portfolio.

     The investment objective of each of these Portfolios is to seek a high level of long-term total return. Preservation of capital is a secondary objective to the extent consistent with a Portfolio's primary objective of seeking a high level of long-term total return. The Portfolios will invest in U.S. Government securities, fixed-income securities of corporations and other private issuers, mortgage-backed securities, and other asset-backed securities. Each of the Portfolios may also hold a portion of its assets in cash or money market instruments. There can, of course, be no assurance that the Portfolios will achieve their investment objectives.


     Mentor Intermediate Duration Portfolio will normally maintain a portfolio duration of from two to five years.

     Mentor Fixed-Income Portfolio will normally maintain a portfolio duration of from four to seven years.

     A Portfolio's "portfolio duration" at any time is the dollar-weighted average duration of its portfolio securities at that time. In general, the net asset value of a Portfolio with a longer portfolio duration will increase or decrease to a greater degree in response to changes in interest rates than will the net asset value of a Portfolio with a shorter portfolio duration. (Typically, for example, the value of a security with a three-year duration will increase by approximately three percent in response to a one-percent decline in interest rates, and will decline by approximately three percent in response to a one-percent rise in interest rates;
similarly, the value of a security with a seven-year duration will increase by approximately seven percent in response to a one-percent decline in interest rates, and will decline by approximately seven percent in response to a one-percent rise in interest rates; and so on.) However, because issuers of securities with longer durations typically pay interest on those securities at rates higher than in the case of securities with shorter durations, the current income of a Portfolio with a longer portfolio duration will typically be greater than that of a Portfolio with a shorter portfolio duration.

     Commonwealth may take full advantage of the entire range of maturities of the securities in which a Portfolio may invest and may, through the purchase and sale of securities with different durations, adjust each Portfolio's portfolio duration from time to time, depending on its assessment of the relative values of securities of different durations and maturities and expectations of future changes in interest rates. There can be no assurance that either Portfolio will be able to maintain any particular portfolio duration.

     A Portfolio's "total return" consists of current income, including interest payments and discount accruals, plus any increases in the values of the Portfolio's investments (less any decreases in the values of any of its investments and amortizations of premiums). A Portfolio may seek to increase its total return by investing in investment-grade securities which Commonwealth believes may appreciate in value as a result of changes in interest rates or other market factors.

     Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values. Duration can be a more accurate measure of interest rate volatility than term-to-maturity. There is no limit on the average weighted maturity either Portfolio may maintain, and a Portfolio's average weighted maturity will likely be longer than its portfolio duration.

     There are some situations where the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by the standard duration calculation is in the case of mortgage securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if prepayment rates change. In these and other similar situations, Commonwealth will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions. Because calculation of a security's duration may be based in part on estimates such as these made by Commonwealth, a Portfolio's ability to maintain a particular portfolio duration will depend on Commonwealth's ability to make those estimates accurately.


     Mentor Fixed-Income Portfolio will normally invest at least 65% of its total assets, determined at the time of investment, in fixed-income securities. A fixed-income security is a debt security paying interest at a rate specified in the terms of the security or determined based on a formula or factors specified in the terms of the security.

     The Portfolios will only invest in securities of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by a Portfolio, the security is rated at least Baa3 by Moody's or BBB- by Standard & Poor's, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. A Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Commonwealth will consider whether continued investment in the security is consistent with the Portfolio's investment objectives. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

     Commonwealth may under unusual circumstances implement temporary
"defensive" strategies in order to reduce fluctuations in the value of a Portfolio's assets. At those times, a Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Commonwealth considers consistent with such defensive strategies, and may maintain a portfolio duration shorter than would otherwise be consistent with its basic investment strategy.

Other investment practices and risks

     Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

     Mortgage-backed securities.  Each Portfolio (other than Mentor Cash
Management Portfolio) may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolios' mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable or greater risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     Other asset-backed securities.  A Portfolio (other than Mentor Cash
Management Portfolio) may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, refinancing risks, and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

     When-issued securities and forward commitments. Each of the Portfolios (other than Mentor Cash Management Portfolio) may purchase securities on a "when-issued" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date (normally within one month of purchase). Each of the Portfolios may also purchase securities for future delivery. "When-issued" securities and forward commitments may increase a Portfolio's overall investment exposure and may result in losses.

     Repurchase agreements. The Portfolios may enter into repurchase agreements. Under a repurchase agreement, a Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. A Portfolio will enter into repurchase agreements only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and only if the debt instrument subject to the repurchase agreement is a U.S. Government security. Although
Commonwealth will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, a Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.


     As a matter of policy, the Trustees will not materially change a Portfolio's investment objectives without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which a Portfolio may invest and the risks involved in an investment in that Portfolio.)

Management of the Portfolios

     The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Commonwealth Investment Counsel, Inc., located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolios pursuant to a Management Contract with the Trust. Mentor Investment Group, Inc. ("Mentor") (formerly Investment
Management Group, Inc.) serves as administrator to the Portfolios.  Neither
Commonwealth nor Mentor receives compensation from the Portfolios for the performance of such services. Mentor has agreed to bear certain expenses of the Portfolios pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time. Commonwealth is a wholly owned subsidiary of Mentor, which is a wholly owned subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat
First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses.
Commonwealth currently has assets under management of approximately $4 billion, and serves as investment adviser to Cash Resource Trust, an open-end series investment company, Mentor Balanced Portfolio, Mentor Short-
Duration Income Portfolio, and SNAP Fund, each of which is an open-end investment company, and Mentor Income Fund, Inc., a closed-end investment company.

     Subject to the general oversight of the Trustees, Commonwealth, as investment adviser, manages the Portfolios in accordance with the stated policies of each Portfolio. A team of fixed-income professionals made up of Mr. P. Michael Jones, Mr. William H. West, Jr., Mr. Stephen R.
McClelland, and Mr. Steven C. Henderson manages Mentor Intermediate
Duration Portfolio and Mentor Fixed-Income Portfolio for Commonwealth.
Mr. Jones is a Senior Vice President and Director of Investment Research of
Commonwealth and has eight years of investment experience. He served previously as Senior Vice President of Ryland Capital Management, Inc. and as Vice President of Alliance Capital Management. Mr. West is a Vice
President and Portfolio Manager at Commonwealth and has six years of investment experience. He served previously as Vice President and Portfolio Manager at Ryland Capital Management, Inc. Mr. McClelland is a
Vice President and Portfolio Manager at Commonwealth and has four years of investment experience. Mr. McClelland served previously as Associate Vice
President and Budget Analyst for Wheat First Butcher Singer. Mr. Henderson is Portfolio Manager at Commonwealth and has six years of investment experience. He served previously as Senior Portfolio Analyst at Ryland
Capital Management, Inc. A separate group of investment professionals, made up of Mr. R. Preston Nuttall and Mr. Hubert R. White, III, manage
Mentor Cash Management Portfolio for Commonwealth.  Mr. Nuttall is a Senior
Vice President at Commonwealth and has more than 30 years of investment management experience. Mr. White is a Vice President and Portfolio Manager at Commonwealth and has more than 12 years of investment management experience.

     Commonwealth makes investment decisions for the Portfolios and places the purchase and sale orders for each Portfolio's portfolio transactions.
In selecting broker-dealers, Commonwealth may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Commonwealth may consider sales of shares of a Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for that Portfolio.

     Portfolio turnover (Portfolios other than Mentor Cash Management
Portfolio). The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. Although it is impossible to predict a Portfolio's portfolio turnover, Commonwealth expects that the portfolio turnover rate for each Portfolio for its first full fiscal year will not exceed 400%.

How the Portfolios value their shares

     Each of Mentor Fixed-Income Portfolio and Mentor Limited Duration
Portfolio calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values.

     Mentor Cash Management Portfolio values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the Exchange. The Portfolio's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Portfolio will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

How distributions are made

     Mentor Fixed-Income Portfolio and Mentor Intermediate Duration
Portfolio distribute net investment income quarterly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

     Mentor Cash Management Portfolio determines its net income as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Each determination of the Portfolio's net income includes (i) all accrued interest on the Portfolio's investments, (ii) plus or minus all realized and unrealized gains and losses on the Portfolio's investments, (iii) less all accrued expenses of the Portfolio.

     Mentor Cash Management Portfolio declares all of its net interest income as a distribution on each day the New York Stock Exchange is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders who purchase shares of the Portfolio as of 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the day after the Portfolio accepts their order. The Portfolio's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding month will be paid on the last business day of each calendar month (or, if that day is not a business day, on the next business day), except that the Portfolio's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder that withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the date immediately prior to the withdrawal. Since the net income of the Portfolio is declared as a dividend each day, the net asset value per share of the Portfolio normally remains at $1 per share immediately after each determination and dividend declaration.


     All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs a Portfolio otherwise.

Taxes

     Each of the Portfolios intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolios will distribute substantially all of their net investment income and capital gain net income on a current basis.

     The following is intended principally for shareholders subject to federal income taxation:

     All Portfolio distributions, other than exempt-interest dividends, will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for a Portfolio, Commonwealth will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

     The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

Purchase of shares

     Shares of Mentor Fixed-Income Portfolio and Mentor Intermediate
Duration Portfolio are sold at the net asset value next determined after a purchase order is received by a Portfolio. Purchase orders that are received prior to the close of trading on the New York Stock Exchange on a particular day are priced according to the net asset value determined on that day.

     Mentor Cash Management Portfolio offers its shares continuously at a price of $1.00 per share. Because the Portfolio seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same
Day Funds" are funds credited by the applicable regional Federal Reserve
Bank to the account of the Portfolio at its designated bank.


     Mentor Distributors, Inc. ("Mentor Distributors"), 901 East Byrd
Street, Richmond, Virginia 23219, serves as distributor of the Portfolios'
shares.   Mentor Distributors is not obligated to sell any specific amount of shares of any of the Portfolios.

     An investor may make an initial purchase of shares of any of the Portfolios by submitting a completed Trust application along with its purchase order, and by making payment to Mentor Distributors. Investors will be required to make minimum initial investments of $500,000 in the Portfolios and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolios reserve the right at any time to change the initial and subsequent investment minimums required of investors.

     Shares of the Portfolios may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Commonwealth, or (iii) a combination of such securities and cash. Purchase of shares of a Portfolio in exchange for securities is subject in each case to the determination by Commonwealth that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Commonwealth in exchange for Fund shares will be valued in the same manner as the Fund's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.

     In all cases Commonwealth or Mentor Distributors reserves the right to reject any particular investment.

Redemption of shares

     A shareholder may redeem all or any portion of its shares in a Portfolio at any time upon request, by following the procedures set forth below. Redemptions will be effected at the net asset value per share of a Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. Shares may be redeemed by submitting a written request for redemption to Mentor Distributors, or to the Trust at the following address:

                         Mentor Institutional Trust
                               P.O. Box 1357
                       Richmond, Virginia 23286-0109

     Upon receipt of a request in "good order," the Trust will determine the amount of the net asset value of the redeemed shares, based upon the net asset value of the Portfolio next determined after the redemption request has been received. A check for the proceeds will normally be mailed on the next business day.

     If shares of a Portfolio to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

                    (1) the request is in writing, states
                    the number of shares to be
                    redeemed, and identifies the
                    shareholder's Portfolio account
                    number;

                    (2) the request is signed by each
                    registered owner exactly as the
                    shares are registered; and

                    (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     Each Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect Portfolio shareholders against the possibility of fraud.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     Other information concerning redemption. Under unusual circumstances, a Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

     Exchange privilege. Shareholders may exchange their shares in a Portfolio for shares of any other Portfolio offered by this Prospectus at their respective net asset values beginning 15 days after purchase. Shares of certain of the Portfolios are not available in all states. To exchange shares, simply complete an exchange authorization form and send it to Mentor Distributors. Exchange authorization forms are available from the Trust and from Mentor Distributors. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified before any such change or suspension. Consult Mentor Distributors before requesting an exchange.

Mentor Institutional Trust

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into four series, three of which represent the Portfolios, and one of which represents an additional portfolio not offered by this Prospectus. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolios are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, a Portfolio will not issue certificates for its shares except at the shareholder's request.

Custodian and transfer and dividend agent

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City,
Missouri 64105, serves as the Portfolios' custodian.  The Shareholder
Services Group, Inc., P.O. Box 9653, Providence, Rhode Island 02940, serves as the Portfolios' transfer and dividend agent.

Performance information

     Mentor Intermediate Duration Portfolio and Mentor Fixed-Income
Portfolio. Yield and total return data may from time to time be included in advertisements about the Portfolios. Each Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the life of a Portfolio through the most recent calendar quarter represents the actual rate of return on an investment of $1,000 in the Portfolio over the period.

     Mentor Cash Management Portfolio. Yield and total return data may from time to time be included in advertisements about the Portfolio. The
Portfolio's "yield" is calculated by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in the value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

     A Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolios describing the background and professional experience of the Portfolios' investment adviser or any portfolio manager.

     All data is based on each Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Portfolio's investments, and that Portfolio's operating expenses.
Investment performance also often reflects the risks associated with a Portfolio's investment objectives and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.




               No person has been                        MENTOR
          authorized to give any                     INSTITUTIONAL
          information or to make any                      TRUST
          representations other than
          those contained in this
          Prospectus and, if given or
          made, such other information
          or representations must not be
          relied upon as having been
          authorized by the Trust.  This
          Prospectus does not constitute
          an offer in any State in
          which, or to any person to
          whom, such offering may not                  __________
          lawfully be made.  This Pro-
          spectus omits certain                        PROSPECTUS
          information contained in the
          Registration Statement, to                   __________
          which reference is made, filed
          with the Securities and
          Exchange Commission.  Items
          which are thus omitted,
          including contracts and other
          documents referred to or
          summarized herein, may be
          obtained from the Commission
          upon payment of the prescribed
          fees.                                 Mentor Distributors, Inc.

               Additional information
          concerning the securities
          offered hereby and the Trust
          is to be found in the
          Registration Statement,
          including various exhibits
          thereto and financial
          statements included or
          incorporated therein, which
          may be inspected at the office
          of the Commission.









PROSPECTUS                                                September  , 1995




                       MENTOR FIXED-INCOME PORTFOLIO


     Mentor Fixed-Income Portfolio seeks a high level of long-term total return by investing in a diversified portfolio of investment-grade, fixed-income securities of varying maturities with a portfolio duration of from four to seven years. As a secondary objective, the Portfolio seeks to preserve capital to the extent consistent with seeking a high level of long-term total return. There is no limit on the average weighted maturity the Portfolio may maintain, and the Portfolio's average weighted maturity will likely be no longer than its portfolio duration. Commonwealth
Investment Counsel, Inc. is the Portfolio's investment adviser. Shares of the Portfolio are being offered principally to institutions and high net-worth individual investors.

     This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the September , 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Mentor Distributors, Inc. at 1-800-869-6042. The
Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23286-0109.


                         _________________________

                         MENTOR DISTRIBUTORS, INC.
                                Distributor


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESEN-
               TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








Expense summary

     Expenses are one of several factors to consider when investing in a Portfolio. The following table summarizes an investor's maximum transaction costs from investing in the Portfolio and expenses the Portfolio expects to incur in its first full fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Portfolio over specified periods.

      Shareholder Transaction Expenses:
      Maximum Sales Load Imposed on Purchases             None
      Maximum Sales Load Imposed on Reinvested Dividends  None
      Deferred Sales Load                                 None
      Redemption Fees                                     None
      Exchange Fee                                        None

          Annual Fund Operating Expenses:
          (as a percentage of average net assets)
          Management Fees                                 0.00%
          12b-1 Fees                                      0.00%
          Other Expenses (after voluntary
           expense limitation)*                           0.05%
           Total Fund Operating Expenses*                 0.05%
____________________

     *Other Expenses reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, Other Expenses and Total
Fund Operating Expenses would have been 0.107%.

Example

     An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                         1 year         $1
                         3 years        $2

     This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the estimated operating expenses of the Portfolio. The information is based on the expenses the Portfolio expects to incur in its first full fiscal year. The
Example should not be considered a representation of future performance;
actual expenses may be more or less than those shown.

Financial Highlights

     The financial highlights presented below for the Portfolio have been prepared by Mentor Institutional Trust and are unaudited.








Financial Highlights (Unaudited)


                                               Mentor
                                            Fixed-Income
Period Ended April 30, 1995                 Portfolio***

Per Share Operating Performance             $ 12.50

Net asset value, beginning of period
Income from investment operations
  Net investment income                        0.38
  Net realized and unrealized
    gain on investments                        0.40
  Total from investment operations             0.78

Less distributions
  Dividends from income                       (0.30)

Net asset value, end of period              $ 12.98

Total Return                                   6.25%

Ratios/Supplemental Data

Net assets, end of period (in thousands)    $26,952

Ratio of expenses to average net assets        0.05%(a)

Ratio of net investment income to
 average net assets                            7.38%(a)

Portfolio turnover rate                         408%(a)

(a)  Annualized.

*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.







Investment objectives and policies

     The investment objective of Mentor Fixed-Income Portfolio is to seek a high level of long-term total return. Preservation of capital is a secondary objective to the extent consistent with the Portfolio's primary objective of seeking a high level of long-term total return. The Portfolio will invest in U.S. Government securities, fixed-income securities of corporations and other private issuers, mortgage-backed securities, and other asset-backed securities. The Portfolio may also hold a portion of its assets in cash or money market instruments. There can, of course, be no assurance that the Portfolio will achieve its investment objectives.
The Portfolio is a series of Mentor Institutional Trust (the "Trust"), a diversified, series management investment company.

     The Portfolio will normally maintain a portfolio duration of from four to seven years. The Portfolio's "portfolio duration" at any time is the dollar-weighted average duration of its portfolio securities at that time.
In general, the net asset value of a portfolio with a longer portfolio duration will increase or decrease to a greater degree in response to changes in interest rates than will the net asset value of a portfolio with a shorter portfolio duration. (Typically, for example, the value of a security with a four-year duration will increase by approximately four percent in response to a one-percent decline in interest rates, and will decline by approximately four percent in response to a one-percent rise in interest rates; similarly, the value of a security with a seven-year duration will increase by approximately seven percent in response to a one-percent decline in interest rates, and will decline by approximately seven percent in response to a one-percent rise in interest rates; and so on.)
However, because issuers of securities with longer durations typically pay interest on those securities at rates higher than in the case of securities with shorter durations, the current income of a portfolio with a longer portfolio duration will typically be greater than that of a portfolio with a shorter portfolio duration.

     Commonwealth Investment Counsel, Inc., the Portfolio's investment adviser ("Commonwealth"), may take full advantage of the entire range of maturities of the securities in which the Portfolio may invest and may, through the purchase and sale of securities with different durations, adjust the Portfolio's portfolio duration from time to time, depending on its assessment of the relative values of securities of different durations and maturities and expectations of future changes in interest rates. There can be no assurance that the Portfolio will be able to maintain any particular portfolio duration.

     The Portfolio's "total return" consists of current income, including interest payments and discount accruals, plus any increases in the values of the Portfolio's investments (less any decreases in the values of any of its investments and amortizations of premiums). The Portfolio may seek to increase its total return by investing in investment-grade securities which Commonwealth believes may appreciate in value as a result of changes in interest rates or other market factors.

     Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values. Duration can be a more accurate measure of interest rate volatility than term-to-maturity. There is no limit on the average weighted maturity the Portfolio may maintain, and the Portfolio's average weighted maturity will likely be longer than its portfolio duration.

     There are some situations where the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by the standard duration calculation is in the case of mortgage securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if prepayment rates change. In these and other similar situations, Commonwealth will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions. Because calculation of a security's duration may be based in part on estimates such as these made by Commonwealth, the Portfolio's ability to maintain a particular portfolio duration will depend on Commonwealth's ability to make those estimates accurately.

     The Portfolio will normally invest at least 65% of its total assets, determined at the time of investment, in fixed-income securities. A fixed-income security is a debt security paying interest at a rate specified in the terms of the security or determined based on a formula or factors specified in the terms of the security.

     The Portfolio will only invest in securities of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's
Investors Service, Inc. or BBB- by Standard & Poor's Corporation, or at a comparable rating by another nationally recognized rating organization.
Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Commonwealth will consider whether continued investment in the security is consistent with the Portfolio's investment objectives. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard &
Poor's.

     Commonwealth may under unusual circumstances implement temporary
"defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Commonwealth considers consistent with such defensive strategies, and may maintain a portfolio duration shorter than would otherwise be consistent with its basic investment strategy.

Other investment practices and risks

     The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

     Mortgage-backed securities. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.
Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolio's mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable or greater risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     Other asset-backed securities. The Portfolio may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, refinancing risks, and risks of foreclosure.
They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

     When-issued securities and forward commitments. The Portfolio may purchase securities on a "when-issued" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date (normally within one month of purchase). The Portfolio may also purchase securities for future delivery. "When-issued" securities and forward commitments may increase the Portfolio's overall investment exposure and may result in losses.

     Repurchase agreements. The Portfolio may enter into repurchase agreements. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. The Portfolio will enter into repurchase agreements only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and only if the debt instrument subject to the repurchase agreement is a U.S. Government security. Although
Commonwealth will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, the Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     As a matter of policy, the Trustees will not materially change the Portfolio's investment objectives without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

Management of the Portfolio

     The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Commonwealth Investment Counsel, Inc., located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio pursuant to a Management Contract between the Trust and Commonwealth. Mentor Investment Group, Inc.
("Mentor") serves as administrator to the Portfolio. Neither Commonwealth nor Mentor receives compensation from the Portfolio for the performance of such services. Mentor has agreed to bear certain expenses of the Portfolio pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time. Commonwealth is a wholly owned subsidiary of Mentor, which is a wholly owned subsidiary of Wheat First
Butcher Singer, Inc. ("Wheat First Butcher Singer").  Wheat First Butcher
Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. Commonwealth currently has assets under management of approximately $4 billion, and serves as investment adviser to Cash Resource Trust, an open-end series investment company, Mentor Balanced Portfolio, Mentor Quality Income Portfolio, Mentor
Short-Duration Income Portfolio, and SNAP Fund, each of which is an open-end investment company, and Mentor Income Fund, Inc., a closed-end investment company.

     Subject to the general oversight of the Trustees, Commonwealth, as investment adviser, manages the Portfolio in accordance with the stated policies of the Portfolio. A team of fixed-income professionals made up of Mr. P. Michael Jones, Mr. William H. West, Jr., Mr. Stephen R. McClelland, and Mr. Steven C. Henderson manages the Portfolio for Commonwealth. Mr.
Jones is a Senior Vice President and Director of Investment Research of
Commonwealth and has eight years of investment experience. He served previously as Senior Vice President of Ryland Capital Management, Inc and as Vice President of Alliance Capital Management. Mr. West is a Vice
President and Portfolio Manager at Commonwealth and has six years of investment experience. He served previously as Vice President and Portfolio Manager at Ryland Capital Management, Inc. Mr. McClelland is a
Vice President and Portfolio Manager at Commonwealth and has four years of investment experience. He served previously as Associate Vice President and Budget Analyst for Wheat First Butcher Singer. Mr. Henderson is
Portfolio Manager at Commonwealth and has six years of investment experience. He served previously as Senior Portfolio Analyst at Ryland
Capital Management, Inc.

     Commonwealth makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions.
In selecting broker-dealers, Commonwealth may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Commonwealth may consider sales of shares of the Portfolio (and, if permitted by law, of other portfolios in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

     Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. Although it is impossible to predict the Portfolio's portfolio turnover, Commonwealth expects that the portfolio turnover rate for the Portfolio for its first full fiscal year will not exceed 400%. The portfolio turnover rate for the six months ended March
31, 1995 for the Portfolio is contained in the section "Financial
Highlights."


How the Portfolio values its shares

     The Portfolio calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values.

How distributions are made

     The Portfolio distributes net investment income quarterly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. All
Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.
Taxes

     The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

     The following is intended principally for shareholders subject to federal income taxation:

     All Portfolio distributions, other than exempt-interest dividends, will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Commonwealth will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

     The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

Purchase of shares

     Shares of the Portfolio are sold at the net asset value next determined after a purchase order is received by the Portfolio. Purchase orders that are received prior to the close of trading on the New York
Stock Exchange on a particular day are priced according to the net asset value determined on that day.

     Mentor Distributors, Inc. ("Mentor Distributors"), 901 East Byrd
Street, Richmond, Virginia 23219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

     An investor may make an initial purchase of shares of the Portfolio by submitting a completed Trust application along with a purchase order, and by making payment to Mentor Distributors. Investors will be required to make minimum initial investments of $500,000 in the Portfolio and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolio reserves the right at any time to change the initial and subsequent investment minimums required of investors.

     Shares of the Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Commonwealth, or (iii) a combination of such securities and cash. Purchase of shares of the Portfolio in exchange for securities is subject in each case to the determination by Commonwealth that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Commonwealth in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.

     In all cases Commonwealth or Mentor Distributors reserves the right to reject any particular investment.

Redemption of shares

     A shareholder may redeem all or any portion of its shares in the Portfolio at any time upon request, by following the procedures set forth below. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. Shares may be redeemed by submitting a written request for redemption to Mentor
Distributors, or to the Trust at the following address:

                         Mentor Institutional Trust
                               P.O. Box 1357
                       Richmond, Virginia 23286-0109

     Upon receipt of a request in "good order," the Trust will determine the amount of the net asset value of the redeemed shares, based upon the net asset value of the Portfolio next determined after the redemption request has been received. A check for the proceeds will normally be mailed on the next business day.

     If shares of the Portfolio to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

                    (1) the request is in writing, states
                    the number of shares to be
                    redeemed, and identifies the
                    shareholder's Portfolio account
                    number;

                    (2) the request is signed by each
                    registered owner exactly as the
                    shares are registered; and

                    (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     The Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect Portfolio shareholders against the possibility of fraud.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     Other information concerning redemption. Under unusual circumstances, the Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

     Exchange privilege. Shareholders may exchange their shares in the Portfolio for shares of certain other Portfolios comprising the Trust at their respective net asset values beginning 15 days after purchase.
Contact Mentor Distributors for a prospectus of any of those Portfolios.
Shares of certain of the Portfolios are not available in all states. To exchange shares, simply complete an exchange authorization form and send it to Mentor Distributors. Exchange authorization forms are available from the Trust and from Mentor Distributors. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified before any such change or suspension. Consult Mentor
Distributors before requesting an exchange.

Mentor Institutional Trust

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into four series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

Custodian and transfer and dividend agent

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City,
Missouri 64105, serves as the Portfolio's custodian.  The Shareholder
Services Group, Inc., P.O. Box 9653, Providence, Rhode Island 02940, serves as the Portfolio's transfer and dividend agent.

Performance Information

     Yield and total return data may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the life of the Portfolio through the most recent calendar quarter represents the actual rate of return on an investment of $1,000 in the Portfolio over the period. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or any portfolio manager.

     All data is based on the Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, and the Portfolio's operating expenses.
Investment performance also often reflects the risks associated with the Portfolio's investment objectives and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.





               No person has been                        MENTOR
          authorized to give any                      FIXED-INCOME
          information or to make any                    PORTFOLIO
          representations other than
          those contained in this
          Prospectus and, if given or
          made, such other information
          or representations must not be
          relied upon as having been
          authorized by the Portfolio.
          This Prospectus does not
          constitute an offer in any
          State in which, or to any                    __________
          person to whom, such offering
          may not lawfully be made.                    PROSPECTUS
          This Prospectus omits certain
          information contained in the                 __________
          Registration Statement, to
          which reference is made, filed
          with the Securities and
          Exchange Commission.  Items
          which are thus omitted,
          including contracts and other
          documents referred to or
          summarized herein, may be
          obtained from the Commission
          upon payment of the prescribed        Mentor Distributors, Inc.
          fees.

               Additional information
          concerning the securities
          offered hereby and the
          Portfolio is to be found in
          the Registration Statement,
          including various exhibits
          thereto and financial
          statements included or
          incorporated therein, which
          may be inspected at the office
          of the Commission.







PROSPECTUS                                                September  , 1995




                   MENTOR INTERMEDIATE DURATION PORTFOLIO


     Mentor Intermediate Duration Portfolio seeks a high level of long-term total return by investing in a diversified portfolio of investment-grade, fixed-income securities, with a portfolio duration of from two to five years. As a secondary objective, the Portfolio seeks to preserve capital to the extent consistent with seeking a high level of long-term total return. There is no limitation on the average weighted portfolio maturity the Portfolio may maintain, and the Portfolio's average weighted maturity will likely be longer than its portfolio duration. Commonwealth Investment
Counsel, Inc. is the Portfolio's investment adviser. Shares of the Portfolio are being offered principally to institutional and high net-worth individual investors.


     This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the September , 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Mentor Distributors, Inc. at 1-800-869-6042. The
Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23286-0109.


                         _________________________

                         MENTOR DISTRIBUTORS, INC.
                                Distributor


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESEN-
               TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Expense summary

     Expenses are one of several factors to consider when investing in a Portfolio. The following table summarizes an investor's maximum transaction costs from investing in the Portfolio and expenses the Portfolio expects to incur in its first full fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Portfolio over specified periods.

      Shareholder Transaction Expenses:
      Maximum Sales Load Imposed on Purchases   None
      Maximum Sales Load Imposed
       on Reinvested Dividends                  None
      Deferred Sales Load                       None
      Redemption Fees                           None
      Exchange Fee                              None

        Annual Fund Operating Expenses:
        (as a percentage of average net assets)
          Management Fees                       0.00%
          12b-1 Fees                            0.00%
          Other Expenses (after voluntary
            expense limitation)*                0.05%
            Total Fund Operating Expenses*      0.05%
____________________

     *Other Expenses reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, Other Expenses and Total
Fund Operating Expenses would have been 0.108%.

Example

     An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                         1 year         $1
                         3 years        $2

     This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the estimated operating expenses of the Portfolio. The information is based on the expenses the Portfolio expects to incur during its first full fiscal year.
The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown.

Financial Highlights

     The financial highlights presented below for the Portfolio have been prepared by Mentor Institutional Trust and are unaudited.



Financial Highlights (Unaudited)


                                               Mentor
                                            Intermediate
                                              Duration
Period Ended April 30, 1995                  Portfolio**

Per Share Operating Performance             $  12.50

Net asset value, beginning of period
Income from investment operations
  Net investment income                         0.33
  Net realized and unrealized
    gain on investments                         0.32
  Total from investment operations              0.65

Less distributions
  Dividends from income                        (0.25)

Net asset value, end of period              $  12.90

Total Return                                    5.24%

Ratios/Supplemental Data

Net assets, end of period (in thousands)     $10,911

Ratio of expenses to average net assets         0.05%(a)

Ratio of net investment income to
 average net assets                             7.11%(a)

Portfolio turnover rate                          398%(a)

(a)  Annualized.

** For the period from December 19, 1994 (commencement of operations) to April 30, 1995.



Investment objectives and policies

     The investment objective of Mentor Intermediate Duration Portfolio is to seek a high level of long-term total return. Preservation of capital is a secondary objective to the extent consistent with the Portfolio's primary objective of seeking a high level of long-term total return. The Portfolio will invest in U.S. Government securities, fixed-income securities of corporations and other private issuers, mortgage-backed securities, and other asset-backed securities. The Portfolio may also hold a portion of its assets in cash or money market instruments. There can, of course, be no assurance that the Portfolio will achieve its investment objectives.
The Portfolio is a series of Mentor Institutional Trust (the "Trust"), a diversified, series management investment company.

     The Portfolio will normally maintain a portfolio duration of from two to five years. The Portfolio's "portfolio duration" at any time is the dollar-weighted average duration of its portfolio securities at that time.
In general, the net asset value of a portfolio with a longer portfolio duration will increase or decrease to a greater degree in response to changes in interest rates than will the net asset value of a portfolio with a shorter portfolio duration. (Typically, for example, the value of a security with a two-year duration will increase by approximately two percent in response to a one-percent decline in interest rates, and will decline by approximately two percent in response to a one-percent rise in interest rates; similarly, the value of a security with a five-year duration will increase by approximately five percent in response to a one-percent decline in interest rates, and will decline by approximately five percent in response to a one-percent rise in interest rates; and so on.)
However, because issuers of securities with longer durations typically pay interest on those securities at rates higher than in the case of securities with shorter durations, the current income of a portfolio with a longer portfolio duration will typically be greater than that of a portfolio with a shorter portfolio duration.

     Commonwealth Investment Counsel, Inc., the Portfolio's investment adviser ("Commonwealth"), may take full advantage of the entire range of maturities of the securities in which the Portfolio may invest and may, through the purchase and sale of securities with different durations, adjust the Portfolio's portfolio duration from time to time, depending on its assessment of the relative values of securities of different durations and maturities and expectations of future changes in interest rates. There can be no assurance that the Portfolio will be able to maintain any particular portfolio duration.

     The Portfolio's "total return" consists of current income, including interest payments and discount accruals, plus any increases in the values of the Portfolio's investments (less any decreases in the values of any of its investments and amortizations of premiums). The Portfolio may seek to increase its total return by investing in investment-grade securities which Commonwealth believes may appreciate in value as a result of changes in interest rates or other market factors.


     Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values. Duration can be a more accurate measure of interest rate volatility than term-to-maturity. There is no limitation on the average weighted maturity the Portfolio may maintain, and the Portfolio's average weighted maturity will likely be longer than its portfolio duration.

     There are some situations where the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by the standard duration calculation is in the case of mortgage securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if prepayment rates change. In these and other similar situations, Commonwealth will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions. Because calculation of a security's duration may be based in part on estimates such as these made by Commonwealth, the Portfolio's ability to maintain a particular portfolio duration will depend on Commonwealth's ability to make those estimates accurately.

     The Portfolio will normally invest in fixed-income securities. A fixed-income security is a debt security paying interest at a rate specified in the terms of the security or determined based on a formula or factors specified in the terms of the security.

     The Portfolio will only invest in securities of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's
Investors Service, Inc. or BBB- by Standard & Poor's Corporation, or at a comparable rating by another nationally recognized rating organization.
Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Commonwealth will consider whether continued investment in the security is consistent with the Portfolio's investment objectives. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard &
Poor's.

     Commonwealth may under unusual circumstances implement temporary
"defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Commonwealth considers consistent with such defensive strategies, and may maintain a portfolio duration shorter than would otherwise be consistent with its basic investment strategy.

Other investment practices and risks

     The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

     Mortgage-backed securities. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.
Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolio's mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable or greater risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     Other asset-backed securities. The Portfolio may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, refinancing risks, and risks of foreclosure.
They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

     When-issued securities and forward commitments.   The Portfolio may
purchase securities on a "when-issued" basis.  The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date (normally within one month of purchase).  The Portfolio may also purchase securities for future delivery.  "When-issued" securities and forward commitments may increase the Portfolio's overall investment exposure and may result in losses.

     Repurchase agreements. The Portfolio may enter into repurchase agreements. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. The Portfolio will enter into repurchase agreements only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and only if the debt instrument subject to the repurchase agreement is a U.S. Government security. Although
Commonwealth will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, the Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     As a matter of policy, the Trustees will not materially change the Portfolio's investment objectives without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

Management of the Portfolio

     The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Commonwealth Investment Counsel, Inc., located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio pursuant to a Management Contract between the Trust and Commonwealth. Mentor Investment Group, Inc.
("Mentor") serves as administrator to the Portfolio. Neither Commonwealth nor Mentor receives compensation from the Portfolio for the performance of such services. Mentor has agreed to bear certain expenses of the Portfolio pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time. Commonwealth is a wholly owned subsidiary of Mentor, which is a wholly owned subsidiary of Wheat First
Butcher Singer, Inc. ("Wheat First Butcher Singer").  Wheat First Butcher
Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. Commonwealth currently has assets under management of approximately $4 billion, and serves as investment adviser to Cash Resource Trust, an open-end series investment company, Mentor Balanced Portfolio, Mentor Quality Income Portfolio, Mentor
Short-Duration Income Portfolio, and SNAP Fund, each of which is an open-end investment company, and Mentor Income Fund, Inc., a closed-end investment company.

     Subject to the general oversight of the Trustees, Commonwealth, as investment adviser, manages the Portfolio in accordance with the stated
policies of the Portfolio.  A team of fixed-income professionals made up of
Mr. P. Michael Jones, Mr. William H. West, Jr., Mr. Stephen R. McClelland,
and Mr. Steven C. Henderson manages the Portfolio for Commonwealth.  Mr.
Jones is a Senior Vice President and Director of Investment Research of
Commonwealth and has eight years of investment experience.  He served previously as Senior Vice President of Ryland Capital Management, Inc. and
as Vice President of Alliance Capital Management.   Mr. West is a Vice
President and Portfolio Manager at Commonwealth and has six years of investment experience.  He served previously as Vice President and
Portfolio Manager at Ryland Capital Management, Inc.  Mr. McClelland is a
Vice President and Portfolio Manager at Commonwealth and has four years of investment experience.  He served previously as Associate Vice President and Budget Analyst for Wheat First Butcher Singer.  Mr. Henderson is
Portfolio Manager at Commonwealth and has fourteen years of investment experience.  He served previously as Senior Portfolio Analyst at Ryland
Capital Management, Inc.

     Commonwealth makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions.
In selecting broker-dealers, Commonwealth may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Commonwealth may consider sales of shares of the Portfolio (and, if permitted by law, of other portfolios in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

     Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. Although it is impossible to predict the Portfolio's portfolio turnover, Commonwealth expects that the portfolio turnover rate for the Portfolio for its first full fiscal year will not exceed 400%. The portfolio turnover rate for the six months ended March
31, 1995 for the Portfolio is contained in the section "Financial
Highlights."

How the Portfolio values its shares

     The Portfolio calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values.

How distributions are made

     The Portfolio distributes net investment income quarterly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. All
Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.

Taxes

     The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

     The following is intended principally for shareholders subject to federal income taxation:

     All Portfolio distributions, other than exempt-interest dividends, will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Commonwealth will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

     The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

Purchase of shares

     Shares of the Portfolio are sold at the net asset value next determined after a purchase order is received by the Portfolio. Purchase orders that are received prior to the close of trading on the New York
Stock Exchange on a particular day are priced according to the net asset value determined on that day.

     Mentor Distributors, Inc. ("Mentor Distributors"), 901 East Byrd
Street, Richmond, Virginia 23219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

     An investor may make an initial purchase of shares of the Portfolio by submitting a completed Trust application along with a purchase order, and by making payment to Mentor Distributors. Investors will be required to make minimum initial investments of $500,000 in the Portfolio and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolio reserves the right at any time to change the initial and subsequent investment minimums required of investors.

     Shares of the Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Commonwealth, or (iii) a combination of such securities and cash. Purchase of shares of the Portfolio in exchange for securities is subject in each case to the determination by Commonwealth that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Commonwealth in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.

     In all cases Commonwealth or Mentor Distributors reserves the right to reject any particular investment.

Redemption of shares

     A shareholder may redeem all or any portion of its shares in the Portfolio at any time upon request, by following the procedures set forth below. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. Shares may be redeemed by submitting a written request for redemption to Mentor
Distributors, or to the Trust at the following address:

                         Mentor Institutional Trust
                               P.O. Box 1357
                       Richmond, Virginia 23286-0109

     Upon receipt of a request in "good order," the Trust will determine the amount of the net asset value of the redeemed shares, based upon the net asset value of the Portfolio next determined after the redemption request has been received. A check for the proceeds will normally be mailed on the next business day.

     If shares of the Portfolio to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

                    (1) the request is in writing, states
                    the number of shares to be
                    redeemed, and identifies the
                    shareholder's Portfolio account
                    number;

                    (2) the request is signed by each
                    registered owner exactly as the
                    shares are registered; and

                    (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     The Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect Portfolio shareholders against the possibility of fraud.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     Other information concerning redemption. Under unusual circumstances, the Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

     Exchange privilege. Shareholders may exchange their shares in the Portfolio for shares of certain other Portfolios comprising the Trust at their respective net asset values beginning 15 days after purchase.
Contact Mentor Distributors for a prospectus of any of those Portfolios.
Shares of certain of the Portfolios are not available in all states. To exchange shares, simply complete an exchange authorization form and send it to Mentor Distributors. Exchange authorization forms are available from the Trust and from Mentor Distributors. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified before any such change or suspension. Consult Mentor
Distributors before requesting an exchange.

Mentor Institutional Trust

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into four series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

Custodian and transfer and dividend agent

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City,
Missouri 64105, serves as the Portfolio's custodian.  The Shareholder
Services Group, Inc., P.O. 9653, Providence, Rhode Island 02940, serves as the Portfolio's transfer and dividend agent.

Performance Information

     Yield and total return data may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the life of the Portfolio through the most recent calendar quarter represents the actual rate of return on an investment of $1,000 in the Portfolio over the period. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or any portfolio manager.

     All data is based on the Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, and the Portfolio's operating expenses.
Investment performance also often reflects the risks associated with the Portfolio's investment objectives and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.






               No person has been                        MENTOR
          authorized to give any                      INTERMEDIATE
          information or to make any                    DURATION
          representations other than                    PORTFOLIO
          those contained in this
          Prospectus and, if given or
          made, such other information
          or representations must not be
          relied upon as having been
          authorized by the Portfolio.
          This Prospectus does not
          constitute an offer in any
          State in which, or to any
          person to whom, such offering                __________
          may not lawfully be made.
          This Prospectus omits certain                PROSPECTUS
          information contained in the
          Registration Statement, to                   __________
          which reference is made, filed
          with the Securities and
          Exchange Commission.  Items
          which are thus omitted,
          including contracts and other
          documents referred to or
          summarized herein, may be
          obtained from the Commission
          upon payment of the prescribed
          fees.                                 Mentor Distributors, Inc.

               Additional information
          concerning the securities
          offered hereby and the
          Portfolio is to be found in
          the Registration Statement,
          including various exhibits
          thereto and financial
          statements included or
          incorporated therein, which
          may be inspected at the office
          of the Commission.









PROSPECTUS                                                 September , 1995




                      MENTOR CASH MANAGEMENT PORTFOLIO


     Mentor Cash Management Portfolio is a "money market" fund, seeking as high a rate of current income as Commonwealth Investment Counsel, Inc.
believes is consistent with preservation of capital and maintenance of liquidity. Shares of the Portfolio are being offered principally to institutional and high net-worth individual investors.

     An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the September , 1995 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Mentor Distributors, Inc. at 1-800-869-6042. The
Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23286-0109.


                         _________________________

                         MENTOR DISTRIBUTORS, INC.
                                Distributor


 SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
  OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE
        FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                        BOARD, OR ANY OTHER AGENCY.



  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESEN-
                TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





Expense summary

     Expenses are one of several factors to consider when investing in a Portfolio. The following table summarizes an investor's maximum transaction costs from investing in the Portfolio and expenses the Portfolio expects to incur in its first full fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Portfolio over specified periods.

    Shareholder Transaction Expenses:
    Maximum Sales Load Imposed on Purchases             None
    Maximum Sales Load Imposed on Reinvested Dividends  None
    Deferred Sales Load                                 None
    Redemption Fees                                     None
    Exchange Fee                                        None

      Annual Fund Operating Expenses:
      (as a percentage of average net assets)
        Management Fees                                 0.00%
        12b-1 Fees                                      0.00%
        Other Expenses (after voluntary
          expense limitation)*                          0.04%
          Total Fund Operating Expenses*                0.04%
____________________

     *Other Expenses reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, Other Expenses and Total
Fund Operating Expenses would have been 0.099%.

Example

     An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                         1 year         $1
                         3 years        $1

     This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the estimated operating expenses of the Portfolio. The information is based on the expenses the Portfolio expects to incur during its first full fiscal year.
The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown.


Financial Highlights

     The financial highlights presented below for the Portfolio have been prepared by Mentor Institutional Trust and are unaudited.


Financial Highlights (Unaudited)


                                             Mentor Cash
                                             Management
Period Ended April 30, 1995                  Portfolio*

Per Share Operating Performance

Net asset value, beginning of period        $   1.00
Income from investment operations
  Net investment income                         0.02
  Net realized and unrealized
    gain on investments                          --
  Total from investment operations              0.02

Less distributions
  Dividends from income                        (0.02)

Net asset value, end of period              $   1.00

Total Return                                    2.00%

Ratios/Supplemental Data

Net assets, end of period (in thousands)    $ 47,955

Ratio of expenses to average net assets         0.04%(a)

Ratio of net investment income to
 average net assets                             6.00%(a)

Portfolio turnover rate                           --

(a)  Annualized.

* For the period from December 5, 1994 (commencement of operations) to April 30, 1995.


Investment objective and policies

     Mentor Cash Management Portfolio's investment objective is to seek as high a rate of current income as Commonwealth Investment Counsel, Inc.
("Commonwealth") believes is consistent with preservation of capital and maintenance of liquidity. The Portfolio will invest in high-quality short-term instruments including U.S. Government securities, banker's acceptances, prime commercial paper, fixed-income securities of corporations and other private issuers, and money market instruments.
There can, of course, be no assurance that the Portfolio will achieve its investment objective. The Portfolio is a series of Mentor Institutional
Trust, a diversified, open-end series management investment company.

     The Portfolio will invest in a portfolio of high-quality short-term instruments consisting of any or all of the following:

(bullet) U.S. Government securities: securities issued or guaranteed as to principal or interest by the U.S. Government or by any of its agencies or instrumentalities.

(bullet) Bankers' acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a domestic bank (or a foreign bank with an agency domiciled in the United States), meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

(bullet) Prime commercial paper: high-quality, short-term obligations issued by banks, corporations, and other issuers organized under the laws of a jurisdiction within the United States.

(bullet) Other short-term obligations: high-quality, short-term obligations of corporate issuers.

(bullet) Repurchase agreements: with respect to U.S. Government or agency securities.

     The Portfolio will invest only in U.S. dollar-denominated high-quality securities and other U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk. "High-quality securities" are (i) commercial paper or other short-term obligations rated A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc., and (ii) obligations rated AAA or AA by
Standard & Poor's and Aaa or Aa by Moody's at the time of investment.  The
Portfolio will not invest more than 5% (determined at the time of investment) of its total assets in securities rated below A-1 or P-1 (or securities not so rated whose issuer does not have outstanding short-term debt obligations, of comparable priority and security, rated A-1 or P-1).
The Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than thirteen months. The Portfolio may invest in variable or floating-rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The
Portfolio will not purchase securities of any issuer if, immediately thereafter, more than 5% of its total assets would be invested in securities of that issuer, nor will the Portfolio make an investment in commercial paper if, immediately thereafter, more than 35% of its total assets would be invested in commercial paper. The Portfolio follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful.

     Considerations of liquidity and preservation of capital mean that the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Portfolio will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what Commonwealth believes to be temporary disparities in yields of different segments of the high-quality money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Portfolio, may result in frequent changes in the securities held by the Portfolio.
The Portfolio will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

     The Portfolio's securities will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Portfolio. The value of the Portfolio's securities can be expected to vary inversely to changes in prevailing interest rates.
Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Other investment practices and risks

     The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

     Repurchase agreements. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. The Portfolio will enter into repurchase agreements only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and only if the debt instrument subject to the repurchase agreement is a U.S. Government security.
Although Commonwealth will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, the Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

                            ___________________


     As a matter of policy, the Trustees will not materially change the Portfolio's investment objective without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

Management of the Portfolio

     The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Commonwealth Investment Counsel, Inc., located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio pursuant to a Management Contract between the Trust and Commonwealth. Mentor Investment Group, Inc.
("Mentor") serves as administrator to the Portfolio. Neither Commonwealth nor Mentor receives compensation from the Portfolio for the performance of such services. Mentor has agreed to bear certain expenses of the Portfolio pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time. Commonwealth is a wholly owned subsidiary of Mentor, which is a wholly owned subsidiary of Wheat First
Butcher Singer, Inc. ("Wheat First Butcher Singer").  Wheat First Butcher
Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. Commonwealth currently has assets under management of approximately $4 billion, and serves as investment adviser to Cash Resource Trust, an open-end series investment company, Mentor Balanced Portfolio, Mentor Quality Income Portfolio, Mentor
Short-Duration Income Portfolio, and SNAP Fund, each of which is an open-end investment company, and Mentor Income Fund, Inc., a closed-end investment company.

     Subject to the general oversight of the Trustees, Commonwealth, as investment adviser, manages the Portfolio in accordance with the stated policies of the Portfolio. A team of fixed-income professionals manages the Portfolio for Commonwealth. Mr. R. Preston Nuttall is a Senior Vice
President at Commonwealth and has more than 30 years of investment management experience. Mr. Hubert R. White, III, is a Vice President and
Portfolio Manager at Commonwealth and has more than 12 years of investment management experience.

     Commonwealth makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions.
In selecting broker-dealers, Commonwealth may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Commonwealth may consider sales of shares of the Portfolio (and, if permitted by law, of other portfolios in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

How the Portfolio Values its Shares and Distributes Income

     The Portfolio values its shares twice each day the New York Stock
Exchange is open, once at 12:00 noon and again at the close of regular trading on the Exchange. The Portfolio's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7.
The Portfolio will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

     The Portfolio determines its net income as of the close of regular trading on the Exchange each day the Exchange is open. Each determination of the Portfolio's net income includes (i) all accrued interest in the Portfolio's investments, (ii) plus or minus all realized and unrealized gains and losses on the Portfolio's investments, (iii) less all accrued expenses of the Portfolio.

     The Portfolio declares all of its net interest income as a distribution on each day the Exchange is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders who purchase shares of the Portfolio as of 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the day after the Portfolio accepts their order. The
Portfolio's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding month will be paid on the last business day of each calendar month (or, if that day is not a business day, on the next business day), except that the Portfolio's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder that withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the date immediately prior to the withdrawal. Since the net income of the Portfolio is declared as a dividend each day, the net asset value per share of the Portfolio normally remains at $1 per share immediately after each determination and dividend declaration.

                           ______________________

     All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.

Taxes

     The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

     The following is intended principally for shareholders subject to federal income taxation:

     All Portfolio distributions, other than exempt-interest dividends, will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Commonwealth will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

     The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

Purchase of shares

     The Portfolio offers its shares continuously at a price of $1.00 per share. Because the Portfolio seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Portfolio at its designated bank.

     Mentor Distributors, Inc. ("Mentor Distributors"), 901 East Byrd
Street, Richmond, Virginia 23219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.
     An investor may make an initial purchase of shares of the Portfolio by submitting a completed Trust application along with its purchase order, and by making payment to Mentor Distributors. Investors will be required to make minimum initial investments of $500,000 in the Portfolio and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolio reserves the right at any time to change the initial and subsequent investment minimums required of investors.

     Shares of the Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Commonwealth, or (iii) a combination of such securities and cash. Purchase of shares of the Portfolio in exchange for securities is subject in each case to the determination by Commonwealth that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Commonwealth in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.

     In all cases Commonwealth or Mentor Distributors reserves the right to reject any particular investment.

Redemption of shares

     A shareholder may redeem all or any portion of its shares in the Portfolio at any time upon request, by following the procedures set forth below. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. A check for the proceeds will normally be mailed on the next business day. Shares may be redeemed by submitting a written request for redemption to Mentor
Distributors, or to the Trust at the following address:

                         Mentor Institutional Trust
                               P.O. Box 1357
                       Richmond, Virginia 23286-0109

     If shares of the Portfolio to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:



                    (1) the request is in writing, states
                    the number of shares to be
                    redeemed, and identifies the
                    shareholder's Portfolio account
                    number;

                    (2) the request is signed by each
                    registered owner exactly as the
                    shares are registered; and

                    (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     The Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect Portfolio shareholders against the possibility of fraud.

      Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     Other information concerning redemption. Under unusual circumstances, the Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

     Exchange privilege. Shareholders may exchange their shares in the Portfolio for shares of certain other Portfolios comprising the Trust at their respective net asset values beginning 15 days after purchase.
Contact Mentor Distributors for a prospectus of any of those Portfolios.
Shares of certain of the Portfolios are not available in all states. To exchange shares, simply complete an exchange authorization form and send it to Mentor Distributors. Exchange authorization forms are available from the Trust and from Mentor Distributors. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified before any such change or suspension. Consult Mentor
Distributors before requesting an exchange.

Mentor Institutional Trust

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into four series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

Custodian and transfer and dividend agent

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City,
Missouri 64105, serves as the Portfolio's custodian.  The Shareholder
Services Group, Inc., P.O. 9653, Providence, Rhode Island, 02940, serves as the Portfolio's transfer and dividend agent.

Performance information

     Yield and total return data may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The
Portfolio's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result. The Portfolio's performance may be compared to various indices. See the Statement of Additional
Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or any portfolio manager.


     All data is based on the Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, and the Portfolio's operating expenses.
Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.



                                                         MENTOR
               No person has been                    CASH MANAGEMENT
          authorized to give any                        PORTFOLIO
          information or to make any
          representations other than
          those contained in this
          Prospectus and, if given or
          made, such other information
          or representations must not be
          relied upon as having been
          authorized by the Portfolio.
          This Prospectus does not
          constitute an offer in any                   __________
          State in which, or to any
          person to whom, such offering                PROSPECTUS
          may not lawfully be made.
          This Prospectus omits certain                __________
          information contained in the
          Registration Statement, to
          which reference is made, filed
          with the Securities and
          Exchange Commission.  Items
          which are thus omitted,
          including contracts and other
          documents referred to or
          summarized herein, may be
          obtained from the Commission          Mentor Distributors, Inc.
          upon payment of the prescribed
          fees.

               Additional information
          concerning the securities
          offered hereby and the
          Portfolio is to be found in
          the Registration Statement,
          including various exhibits
          thereto and financial
          statements included or
          incorporated therein, which
          may be inspected at the office
          of the Commission.








P R O S P E C T U S                                           July 24, 1995




                                 SNAP FUND

            SNAP Fund is a "money-market" fund, seeking as high a rate of current income as Commonwealth Investment Counsel, Inc., its investment adviser ("CIC"), believes is consistent with preservation of capital and maintenance of liquidity. The Fund currently offers its shares only to participants in the Commonwealth of Virginia State Non-Arbitrage Program
(the "SNAP Program").  The Fund is a series of shares of Mentor
Institutional Trust.

            An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

            This Prospectus sets forth concisely the information about the Fund and Mentor Institutional Trust that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the September
22, 1995 Statement of Additional Information, as amended from time to time.
For a free copy of the Statement, call 1-800-570-SNAP. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Fund's address is P.O. Box 1357, Richmond, Virginia 23286-0109.

                         -------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
  ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE
     FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                    BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESEN-
               TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Expense summary

                 Expenses are one of several factors to consider when investing in the Fund. The following table summarizes an investor's maximum transaction costs from investing in the Fund and expenses the Fund expects to incur in its first fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods. Shares of the Fund are currently being offered to investors through the Commonwealth of Virginia State Non-
Arbitrage Program (the "SNAP Program"). Only expenses incurred by the Fund are reflected in the tables and Example below; other expenses incurred by the SNAP Program, or by participants in the SNAP Program, are not reflected.

      Shareholder Transaction Expenses:
      Maximum Sales Load Imposed on Purchases              None
      Maximum Sales Load Imposed on Reinvested Dividends   None
      Deferred Sales Load                                  None
      Redemption Fees                                      None
      Exchange Fee                                         None

          Annual Fund Operating Expenses:
          (as a percentage of average net assets)
            Management Fees                                0.09%
            12b-1 Fees                                     0.00%
            Other Expenses                                 0.04%
              Total Fund Operating Expenses                0.13%

Example

                     An investment of $1,000 in the Fund would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

     1 year                  $2
     3 years                 $6

                     This information is provided to help investors understand the operating expenses of the Fund. The information is based on the expenses the Fund expects to incur during its first fiscal year. The
Example should not be considered a representation of future performance;
actual expenses may be more or less than those shown.


Investment objective and policies

                     SNAP Fund's investment objective is to seek as high a rate of current income as CIC believes is consistent with preservation of capital and maintenance of liquidity. There can, of course, be no assurance that the Fund will achieve its investment objective. As a matter of policy, the Trustees will not change the Fund's investment objective without shareholder approval.

                     The Fund will invest in a portfolio of high-quality short-term instruments consisting of any or all of the following:

(bullet) U.S. Government securities: U.S. Treasury bills, notes, and bonds, and securities unconditionally guaranteed as to payment of principal and interest by the United States or any agency of the United States.

(bullet) Obligations of the Commonwealth of Virginia and of its local governments and of other states: high-quality evidences of indebtedness of the Commonwealth of Virginia, and obligations of any county, city, town, district, authority, or other public body of the Commonwealth. The Fund may also invest in high-quality-obligations of any other state or of any county, city, town, or district located in any other state.

(bullet) Bankers' acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity. The Fund will only purchase bankers' acceptances issued by a bank organized in the U.S. or by a foreign bank with an agency domiciled in the U.S.

(bullet)     Certificates of deposit and interest-bearing time
             deposits: of  national banks or of banks chartered by
             the Commonwealth of Virginia or of banks chartered by
             other states and authorized to operate branches in the
             Commonwealth of Virginia (if such banks chartered by
             the Commonwealth or other states are under the
             supervision of the Commonwealth of Virginia and the
             deposits are secured as provided by the Virginia
             Security for Public Deposits Act).  The amount of any
             deposit must be insured in its entirety by the Federal
             Deposit Insurance Corporation, except to the extent
             any such amount is collateralized by eligible
             collateral as prescribed by law.   Any time deposits
             made by the Fund must mature in seven days or less.

(bullet) Prime commercial paper: high-quality, short-term obligations issued by banks, corporations, and other issuers organized under the laws of the United States or of any state.

(bullet) Other short-term obligations: high-quality, short-term obligations of corporate issuers.

(bullet) Repurchase agreements: with respect to U.S. Government or agency securities. Under a repurchase agreement, the Fund purchases a U.S. Government security for a relatively short period (usually not more than one week) which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. The Fund will enter into repurchase agreements only with commercial banks having assets of more than $1 billion and with "primary dealers" in U.S. Government securities. Although CIC will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate. The Fund requires any U.S. Government securities serving as collateral for a repurchase agreement to be delivered to the Fund's custodian (or any approved subcustodian).

                     The Fund will invest only in U.S. dollar-denominated high-quality securities and other U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk. "High-quality securities" are (i) commercial paper or other short-term obligations rated A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc., and (ii) other obligations rated
AAA or AA by Standard & Poor's and Aaa or Aa by Moody's at the time of investment. The Fund will not purchase securities of any issuer (other than U.S. Government securities) if, immediately thereafter, more than 5% of the Fund's total assets would be invested in securities of that issuer (or 1% of the Fund's total assets, or $1 million, whichever is greater, if the securities of such issuer owned by the Fund are not rated in the highest rating category by a nationally recognized statistical rating organization), nor will the Fund make an investment in commercial paper if, immediately thereafter, more than 35% of its total assets would be invested in commercial paper.

                       The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than one year. The Fund may invest in variable or floating-rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

                     Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time.
Consistent with its investment objective, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Fund may also invest to take advantage of what
CIC believes to be temporary disparities in yields of different segments of the high-quality money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. The Fund will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

                     The Fund's portfolio will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Fund. The value of the securities in the Fund's portfolio can be expected to vary inversely to the changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

                     The Fund will not lend money, other than by investment in the instruments described above and through entry into repurchase agreements, nor will it borrow money or pledge, hypothecate, or mortgage its assets. The Fund will not invest in securities of an issuer if any employee of the Fund or CIC (or, to the knowledge of the Fund or CIC, any affiliated person of the Fund or CIC) is an officer or director of that issuer or holds 10% of the outstanding voting securities of that issuer, unless the investment is approved or ratified by the Trustees.

                     The Fund will not be responsible for determining whether income or gains from any investment by the Fund will be excludable from the income of participants in the SNAP Program for tax purposes, or will otherwise be subject to or exempt from taxation under federal or state law or be subject to rebate by participants under federal law.

                               ------------------

                     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Management of the Fund

                     The Trustees of Mentor Institutional Trust are
responsible for generally overseeing the conduct of the Trust's business.
Commonwealth Investment Counsel, Inc., located at 901 East Byrd Street,
Richmond, Virginia 23219, acts as investment adviser to the Fund pursuant to a Management Contract between the Fund and CIC.  Subject to the general oversight of the Trustees, CIC, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund.  CIC makes investment decisions for the Fund and places the purchase and sale orders for the Fund's portfolio transactions. As compensation for CIC's services under the Management Contract, the Fund pays a fee, accrued daily and paid monthly, at the following annual rate: .09% of the first $500 million of average net assets; .08% of the next $250 million; .07% of the next $250 million; .06% of  the next $250 million; and .05% of any amount over $1.25 billion.  CIC is a wholly owned subsidiary of Mentor Investment Group,
Inc., which is a wholly owned subsidiary of Wheat First Butcher Singer,
Inc. ("Wheat First Butcher Singer").  Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses.  CIC currently has assets under management of approximately $4 billion, and serves as investment adviser to Cash
Resource Trust, an open-end series investment company, Mentor Balanced
Portfolio, Mentor Cash Management Portfolio, Mentor Fixed-Income Portfolio,
Mentor Intermediate Duration Portfolio,  Mentor Quality Income Portfolio,
and Mentor Short-Duration Income Portfolio, each of which is an open-end investment company, and Mentor Income Fund, Inc., a closed-end investment
company.   The Fund pays all of its own expenses, including, among other things, Trustees' fees, and auditing, legal, and custodial expenses.

                     Subject to the general oversight of the Trustees, CIC, as investment adviser, manages the Fund in accordance with its stated investment objective and policies. A team of investment professionals manages the Fund for CIC.

                     Mr. R. Preston Nuttall is a Senior Vice President at
Commonwealth and has more than 30 years of investment management experience.
Mr. Hubert R. White, III, is a Vice President and Portfolio Manager at
Commonwealth and has more than 12 years of investment management experience.

How the Fund values its shares

                     The Fund values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the New York Stock
Exchange. The Fund's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Fund will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

How distributions are made

                     The Fund declares all of its net interest income as a
distribution on each day the New York Stock Exchange is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange.  Shareholders who purchase shares of the
Fund as of 12:00 noon on any day will receive the dividend declared by the
Fund for that day;  shareholders who purchase shares after 12:00 noon will begin earning dividends on the day after the Fund accepts their order.  The
Fund's net income for Saturdays, Sundays, and holidays is declared as a
dividend on the preceding business day.   Dividends for any month will be
paid on the last day of that month (or, if that day is not a business day, on the preceding  business day), except that the Fund's schedule for payment of dividends during the month of December may be adjusted to assist in the Fund's tax reporting and distribution requirements.  All distributions will be reinvested automatically in Fund shares as of the payment date, unless the shareholder instructs the Fund to pay distributions to it in cash.  Since the net income of the Fund is declared as dividend each time it is determined, the net asset value per share of the Fund normally remains at $1 per share immediately after each determination and dividend declaration.

                     The Fund intends to qualify as a "regulated investment company" for federal income tax purposes to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund will distribute substantially all of its net investment income and capital gain net income on a current basis. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes.

How to participate in the Fund

                     Shares of the Fund are currently being offered only to participants in the Commonwealth of Virginia State Non-Arbitrage Program
(the "SNAP Program"). Participants in the SNAP Program wishing to purchase shares of the Fund should consult the Information Statement of the SNAP
Program, as it may be amended from time to time (the "Information
Statement"), or should contact the SNAP Program directly, for information as to the procedures they should follow in order to purchase shares of the Fund through the Program.

                     All Fund shares owned beneficially by participants in the SNAP Program are owned of record by the Treasury Board, an agency of the Commonwealth of Virginia, for the benefit of participants. Because the Treasury Board will be the record owner of all shares of the Fund owned beneficially by SNAP Program participants, a Program participant should follow the procedures described in the Information Statement of the SNAP
Program to ensure that all instructions as to any investment by it in the Fund--including instructions as to the purchase or sale of shares of the Fund--are timely carried out by the SNAP Program.

                     Purchase orders; purchase price. The Fund offers its shares continuously at a price of $1.00 per share. Shares of the Fund are sold at the net asset value next determined after a purchase order is received by the Fund from the SNAP Program. The Fund determines its net asset value at 12:00 noon on each day the New York Stock Exchange is open.
Purchase orders that are received prior to 12:00 noon on a particular day are priced according to the net asset value determined at that time, and the shares purchased at that time will earn the dividend declared for that day. Purchase orders that are received after 12:00 noon are priced based on the net asset value determined as of the close of the New York Stock
Exchange on that day, and begin to earn dividends on the next day.

                       Because the Fund seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day
Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Fund at Central Fidelity National Bank. A participant in the SNAP Program wishing to invest in the Fund must ensure that Central Fidelity National Bank, as Depository for the SNAP Program, receives Same Day Funds at or prior to the time the participant wishes to invest in the Fund. Consult the Information Statement or contact the investment manager for the SNAP Program directly for information.

How to redeem shares

                     Shares of the Fund may be redeemed on any day when the New York Stock Exchange is open. Redemptions will be effected at the net asset value per share of the Fund next determined after receipt of the redemption request in good order. Shares redeemed at the Fund's 12:00 noon price do not earn the income dividend declared on the day of redemption.
Participants should consult the Information Statement or contact the SNAP
Program directly to ensure that all necessary steps are taken to effect the timely redemption of their shares.

                     Redemptions by check. SNAP Program participants may elect to have a special checking account with Central Fidelity National
Bank. Checks may be drawn on the account for any amount. Upon receipt of a completed signature card, Central Fidelity National Bank will provide the participant with a supply of checks drawn on the account. Additional supplies of checks are available, upon request. When a check is presented to Central Fidelity National Bank, a number of shares in the Fund owned beneficially by the checkwriter will be redeemed in order to pay the full amount of the check.

                     Redemption by check is not appropriate for a complete liquidation of an account. If the amount of a redemption check is greater than the value of the shares owned beneficially by the checkwriter, the check will be returned to the depositor due to an insufficient account balance. The checkwriting privilege may be suspended at any time. Consult the Information Statement or contact the SNAP Program for additional information.

                              ---------------

                     The Fund will normally redeem shares for cash;
however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

                     If shares of the Fund to be redeemed represent an investment made by check, the Fund reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected which may take up to 15 days after the purchase date.

Mentor Institutional Trust

                     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

                     The Trust is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into four series, one representing the Fund, the others representing other funds with varying investment objectives and policies. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Fund are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.
Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

                     In the interest of economy and convenience, the Fund will not issue certificates for its shares except at the shareholder's request.

Custodian and Transfer and Dividend Agent

                     Central Fidelity National Bank serves as the Fund's custodian and transfer and dividend agent. The address of Central Fidelity
National Bank is 1021 East Cary Street, P.O. Box 27602, Richmond, Virginia
23261.

Performance Information

                     The Fund's "yield" is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Fund's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

                     Past performance does not predict future results.
Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies.
These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.


                                             SNAP Fund

                                             Prospectus

                                             An Open-End Management
                                             Investment Company




                                             July 24, 1995





                    STATEMENT OF ADDITIONAL INFORMATION

                         MENTOR INSTITUTIONAL TRUST

                     (Mentor Cash Management Portfolio,
                Mentor Intermediate Duration Portfolio, and
                       Mentor Fixed-Income Portfolio)

July 24, 1995



     Mentor Institutional Trust (the "Trust") is a diversified, open-end series investment company. This Statement of Additional Information relates to Mentor Cash Management Portfolio, Mentor Intermediate Duration
Portfolio, and Mentor Fixed-Income Portfolio, and is not a prospectus and should be read in conjunction with a prospectus of the Trust or any Portfolio of the Trust. A separate Statement of Additional Information relates to the SNAP Fund (the "SNAP Statement"). A copy of any prospectus or of the SNAP Statement can be obtained upon request made to Mentor
Distributors, Inc., the Trust's distributor, at P.O. Box 1357, Richmond,
Virginia  23286-0109, or calling Mentor Distributors at 1-(800) 869-6042.

                             TABLE OF CONTENTS

     CAPTION                                                           PAGE

GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . .   2
CERTAIN INVESTMENT TECHNIQUES . . . . . . . . . . . . . . . . . . . . .   4
MANAGEMENT OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . .   7
PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . . .  10
INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . .  11
BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . .  14
TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . .  18
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .  19
SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . .  23
RATINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . .  27







                                  GENERAL

     Mentor Institutional Trust (the "Trust") is a diversified, open-end investment company. The Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust.

     Commonwealth Investment Counsel, Inc. ("Commonwealth") serves as investment adviser to each of the Portfolios of the Trust. Mentor
Investment Group, Inc. ("Mentor") serves as administrator to each of the Portfolios. Commonwealth is a wholly owned subsidiary of Mentor, which is a wholly owned subsidiary of Wheat First Butcher Singer Inc. ("Wheat First
Butcher Singer").

                          INVESTMENT RESTRICTIONS

     As fundamental investment restrictions, which may not be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

     1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry; except that Mentor Cash Management
          Portfolio may invest up to 100% of its assets in securities of issuers in the banking industry.

     2.   Acquire more than 10% of the voting securities of any issuer.

     3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

     5. Purchase or sell securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

     6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

     7. Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

     8. Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by these investment restrictions.

     9. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

     10. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies or by entering into repurchase agreements.

     In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to:

     1. Invest in oil, gas, or other mineral leases, rights, or royalty contracts or in real estate (although the Portfolio may invest in securities of issuers that invest or deal in the foregoing types of assets or securities that are secured by or represent interests in real estate).

     2. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% (10% with respect to Mentor Cash
          Management Portfolio) of the Portfolio's net assets (taken at current value) would then be invested in securities described in
          (a), (b), and (c).

     3. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.

     4. Make short sales or purchase puts, calls, straddles, spreads, or any combination thereof.

     5. Invest in securities of any issuer if, to the knowledge of the Portfolio, officers and Trustees of the Portfolio and officers and directors of Commonwealth who beneficially own more than 0.5% of the shares or securities of that issuer together own more than 5%.

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objectives without shareholder approval.

     With respect to fundamental restriction 1, Mentor Cash Management
Portfolio currently expects to invest in certificates of deposit, commercial paper, and banker's acceptances issued by issuers in the banking industry. All of these investments will comply with applicable investment policies of the Trust set out in its prospectus.

     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                       CERTAIN INVESTMENT TECHNIQUES

     Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See "Investment objective(s) and policies" in the Trust's Prospectuses.

Forward Commitments

     A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns.
Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale.
The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

     Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its investment adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

     A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations.
Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. Commonwealth will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

When-Issued Securities

     A Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While a Portfolio may sell its right to acquire when-issued securities prior to the settlement date, a Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. A Portfolio will establish a segregated account in which it will maintain cash and U.S. Government
Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Collateralized mortgage obligations; other mortgage-related securities

     Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the
Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets").
CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

     In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date.
Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series in a pre-determined sequence.

Zero-Coupon Securities

     Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S.
Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts
("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system.
The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S.
Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirement.

                          MANAGEMENT OF THE TRUST

     The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.



                         Position Held      Principal Occupation
Name and Address        with Portfolio      During Past 5 Years

Stanley F. Pauley           Trustee      Chairman and Chief
                                         Executive Officer, E.R.
                                         Carpenter Company
                                         Incorporated; Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

Louis W. Moelchert, Jr.     Trustee      Vice President of Business
                                         and Finance, University of
                                         Richmond;  Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

Thomas F. Keller            Trustee      Dean, Fuqua School of
                                         Business, Duke University;
                                         Trustee, The Mentor Funds;
                                         Trustee, Cash Resource
                                         Trust.

Arnold H. Dreyfuss          Trustee      Retired.  Formerly,
                                         Chairman and Chief
                                         Executive Officer,
                                         Hamilton Beach/Proctor-
                                         Silex, Inc.; Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

*Daniel J. Ludeman          Chairman;    Chairman and Chief
                            Trustee      Executive Officer since
                                         July 1991, Mentor
                                         Investment Group, Inc.;
                                         Managing Director of
                                         Wheat, First Securities,
                                         Inc. since August 1989;
                                         Managing Director of Wheat
                                         First Butcher Singer since
                                         June 1991; Director,
                                         Mentor Income Fund, Inc.;
                                         Chairman and Trustee, The
                                         Mentor Funds; Chairman and
                                         Trustee, Cash Resource
                                         Trust.

Troy A. Peery, Jr.          Trustee      President, Heilig-Meyers
                                         Company.  Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

Paul F. Costello            President    Managing Director, Mentor
                                         Investment Group, Inc. and
                                         Wheat First Butcher
                                         Singer; President, Mentor
                                         Income Fund, The Mentor
                                         Funds, and Cash Resource
                                         Trust; Senior Vice
                                         President, Commonwealth
                                         Advisors, Inc.; formerly,
                                         Director, President and
                                         Chief Executive Officer,
                                         First Variable Life
                                         Insurance Company;
                                         President and Chief
                                         Financial Officer,
                                         Variable Investors Series
                                         Trust; President and
                                         Treasurer, Atlantic
                                         Capital & Research, Inc.;
                                         Vice President and
                                         Treasurer, Variable Stock
                                         Portfolio, Inc., Monarch
                                         Investment Series Trust,
                                         and GEICO Tax Advantage
                                         Series Trust; Vice
                                         President, Monarch Life
                                         Insurance Company, GEICO
                                         Investment Services
                                         Company, Inc., Monarch
                                         Investment Services
                                         Company, Inc., and
                                         Springfield Life Insurance
                                         Company.

Terry L. Perkins            Treasurer    Vice President, Mentor
                                         Investment Group, Inc.;
                                         Treasurer, Cash Resource
                                         Trust; Treasurer, Mentor
                                         Income Fund Inc.;
                                         formerly, Treasurer and
                                         Comptroller, Ryland
                                         Capital Management, Inc.


John M. Ivan                Clerk        Managing Director since
                                         October 1992, Director of
                                         Compliance since October
                                         1992, Senior Vice
                                         President from 1990 to
                                         October 1992, and
                                         Assistant General Counsel
                                         since 1985, Wheat, First
                                         Securities, Inc.; Clerk,
                                         Cash Resource Trust;
                                         Secretary, The Mentor
                                         Funds.

     The Trust pays each Trustee who is not an officer, director, or employee of Wheat First Butcher Singer, Commonwealth, Mentor, or any of their affiliates $100 per annum plus $25 per meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses. The mailing address of each of the Trustees and officers is 901 East Byrd
Street, Richmond, Virginia  23219.  The principal occupations of the
Trustees and officers for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                        PRINCIPAL HOLDERS OF SECURITIES

     As of June 20, 1995, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of each Portfolio.
To the knowledge of the Trust, no person owns more than 5% of the outstanding shares of any Portfolio as of that date, except the following record holders:

   Shareholder                       Percentage         Shares

Cash Management Portfolio:

County of Augusta                      13.13%         6,649,905
Stafford County                        10.03%         5,079,259
Heilig Meyers                           9.01%         4,562,165
Farmers Telephone Coop., Inc.           7.66%         3,880,859

Intermediate Duration Portfolio:

NationsBank C/F McQuire                78.65%           666,562
Woods & Battle Pension Plan
Longwood College Foundation, Inc.      21.13%           179,050

Fixed Income Portfolio:

Wheat First Butcher Singer             98.17%         2,070,809






                   INVESTMENT ADVISORY AND OTHER SERVICES

     Commonwealth, the investment advisor to each of the Portfolios, is a wholly-owned subsidiary of Mentor, which is a wholly-owned subsidiary of Wheat First Butcher Singer. Mentor serves as administrator of each of the Portfolios. Mentor Distributors, Inc. ("Mentor Distributors") is the
Trust's distributor and service agent and is also a wholly-owned subsidiary of Wheat First Butcher Singer.

     Commonwealth acts as investment adviser to each Portfolio pursuant to a Management Contract with the Trust. Mentor acts as administrator to each of the Portfolios pursuant to an Administration Agreement with the Trust.
Subject to the supervision and direction of the Trustees, Commonwealth, as investment adviser, manages the a Portfolio's portfolio in accordance with the stated policies of that Portfolio and of the Trust. Commonwealth makes investment decisions for the Portfolios and places the purchase and sale orders for portfolio transactions. Mentor furnishes each of the Portfolios with certain statistical and research data, clerical help, and certain accounting, data processing, and other services required by the Portfolios, assists in preparation of certain reports to shareholders of the Portfolios, tax returns, and filings with the SEC and state Blue Sky authorities, and generally assists in all aspects of the Portfolios' operations. Commonwealth and Mentor bear all their expenses in connection with the performance of their services. In addition, Commonwealth and Mentor pay the salaries of all officers and employees who are employed by them and the Trust.

     Commonwealth provides the Trust with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Trust and for the other investment advisory clients of Commonwealth and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Commonwealth's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Wheat First Butcher Singer handles purchases and sales under guidelines approved by investment officers of the Trust. Commonwealth employs professional staffs of portfolio managers who draw upon a variety of resources, including Wheat, First Securities, for research information for the Trust.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust.
Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.

     Each of the Management Contract and the Administration Agreement is subject to annual approval commencing in 1996 by (i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, Commonwealth, or Mentor, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by Commonwealth, as applicable. The Administration Agreement is terminable without penalty, immediately upon notice, by the Trustees or by vote of the holders of a majority of the affected Portfolio's shares, and on not less than thirty days' notice by Mentor. Each of the Agreements will terminate automatically in the event of its assignment.

                                 BROKERAGE

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal.
Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934
Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Commonwealth receives brokerage and research services and other similar services from many broker-dealers with which it places a Portfolio's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Commonwealth's managers and analysts. Where the services referred to above are not used exclusively by Commonwealth for research purposes. Commonwealth, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Commonwealth and its affiliates in advising various of its clients
(including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios.

     Commonwealth places all orders for the purchase and sale of portfolio investments for the Portfolios and buys and sells investments for the Portfolios through a substantial number of brokers and dealers.
Commonwealth seeks the best overall terms available for each of the Portfolios, except to the extent Commonwealth may be permitted to pay higher brokerage commissions as described below. In doing so, Commonwealth, having in mind a Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the Management
Contracts, Commonwealth may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Commonwealth an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Commonwealth's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.
Commonwealth does not currently intend to cause the Portfolios to make such payments. It is the position of the staff of the Securities and Exchange
Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Commonwealth will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, Commonwealth may consider sales of shares of a Portfolio (and, if permitted by law, of the other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

                      DETERMINATION OF NET ASSET VALUE

     The Trust determines net asset value per share of the Portfolios each day the New York Stock Exchange (the "Exchange") is open. Currently, the
Exchange is closed Saturdays, Sundays, and the following holidays:  New
Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July,
Labor Day, Thanksgiving, and Christmas.

     Mentor Intermediate Duration Portfolio and Mentor Fixed-Income
Portfolio.  In respect of Mentor Intermediate Duration Portfolio and Mentor
Fixed-Income Portfolio, securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or Commonwealth, most nearly represent the market values of such securities.
Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S.
Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.
All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the Portfolio outstanding.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, Commonwealth determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Portfolio's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

     Mentor Cash Management Portfolio only.  The valuation of Mentor Cash
Management Portfolio's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Portfolio seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.
During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments.
Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

     The valuation of the Portfolio's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission
Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Portfolio's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Portfolio's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

     Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Portfolio representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Portfolio in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that the Portfolio's net income will be positive each time it is determined.
However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Portfolio determined at any time is a negative amount, the Portfolio will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Portfolio (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Portfolio will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Portfolio that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Portfolio.

     Should the Portfolio incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

                                 TAX STATUS

     Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a series of Massachusetts business trust, a Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government
Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31
(or December 31, if the Portfolio so elects) plus undistributed amounts from prior years. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Portfolio during October, November, or December to shareholders of record on a date in any such month and paid by the Portfolio during the following
January will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31 of the year in which declared.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount
(imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

     Each Portfolio is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Portfolio shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Portfolio is notified that the shareholder has under reported income in the past, or who fails to certify to a Portfolio that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Portfolio with a proper certification.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S.
federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                              THE DISTRIBUTOR

     Mentor Distributors, Inc. is the distributor of the Trust's shares in the continuous offering and is acting on a best efforts basis.

                          INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, located at One Boston Place, Boston,
Massachusetts 02108, are the Portfolio's independent auditors, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various
Securities and Exchange Commission filings.

                                 CUSTODIAN

     The custodian of the Portfolios, Investors Fiduciary Trust Company, is located at 127 West 10th Street, Richmond, Virginia 64105. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

                          PERFORMANCE INFORMATION

     Mentor Intermediate Duration Portfolio and Mentor Fixed-Income
Portfolio.  With respect to Mentor Intermediate Duration Portfolio and
Mentor Fixed Income Portfolio, total return for the life of a Portfolio through the most recent calendar quarter is determined by calculating the actual investment return on a $1,000 investment in the Portfolio over that period. Total return may also be presented for other periods. Total return calculations assume reinvestment of all Portfolio distributions at net asset value on their respective reinvestment dates. The cumulative total return for the life of Mentor Intermediate Duration Portfolio and Mentor Fixed-Income Portfolio through April 30, 1995 was 5.24% and 6.25%, respectively.

     Each Portfolio's yield is presented for a specified thirty-day period
(the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Portfolio during the base period less expenses accrued for that period, and
(ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield for the Mentor Intermediate
Duration Portfolio for the thirty-day period ended April 30, 1995 was 7.39%. The yield for the Mentor Fixed-Income Portfolio for the thirty-day period ended April 30, 1995 was 7.43%.

     Mentor Cash Management Portfolio only.  The yield of Mentor Cash
Management Portfolio is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7
(or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

     Based on the seven-day period ended April 30, 1995, the Mentor Cash
Management Portfolio's yield was 6.11% and its effective yield was 6.30%.

     All data for each of the Portfolios are based on past performance and do not predict future results.

     Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how the Portfolio, and other investment companies, performed in specified time periods.
Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on the basis of their own criteria rather than on the basis of the standardized performance measures described above.

     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives.
     The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges.
     Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's
     Corporation and Moody's Investor Service, Inc.

     Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Independent publications may also evaluate a Portfolio's performance.
Certain of those publications are listed below, at the request of Mentor
Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

     Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

     Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks;
     performance periods for other fund groups vary from 1 year to 3 years.
     Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

     Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical
     Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example).
     Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S.
     Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

     The Wall Street Journal publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

     Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical
     Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

     Financial World publishes its monthly Independent Appraisals of Mutual
     Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

     Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper
     Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

     Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%.
     Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc.
     Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch
     Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories.
     Portfolios compete within the 10 groups and three broad categories.
     The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges.
     Results for the longer periods receive the most weight.

     The 100 Best Mutual Portfolios You Can Buy (1992), authored by Gordon
     K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                           SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.
However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

                                 RATINGS

     The rating services' descriptions of corporate bonds are:

Moody's Investors Service, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation:

AAA -- Bonds rated AAA have the highest rating assigned by Standard &
Poor's.  Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

     (bullet)    liquidity ratios are adequate to meet cash requirements;

     (bullet)    long-term senior debt is rated "A" or better;

     (bullet) the issuer has access to at least two additional channels of borrowing;

     (bullet) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

     (bullet) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

     (bullet)    the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

     (bullet)    evaluation of the management of the issuer;

     (bullet) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (bullet) evaluation of the issuer's products in relation to competition and customer acceptance;

     (bullet)    liquidity;

     (bullet)    amount and quality of long-term debt;

     (bullet)    trend of earnings over a period of ten years;

     (bullet) financial strength of parent company and the relationships which exist with the issuer; and

     (bullet) or may arise as a result of public interest questions and preparations to meet such obligations.





Mentor Cash Management Portfolio
Portfolio of Investments
April 30, 1995 (Unaudited)


                                                Percent of       Principal    Market
                                                Net Asset          Amount      Value

Bankers Acceptances-Domestic                    12.4%
Bank of New York, 6.06%, 5/9/95                                 $1,000,000    $  998,653
First Union Corporation, 6.03% - 6.09%,
     5/2/95 - 10/3/95                                           2,000,000     1,973,612
Nationsbank Corporation, 6.10%, 8/30/95                         1,000,000       979,497
Republic Bank, 5.96%, 5/22/95                                   1,000,000       996,523
Wachovia Corporation Bank, 6.06%, 5/1/95                        1,000,000     1,000,000
Total Bankers Acceptances-Domestic                                            5,948,285

Bankers Acceptances-Foreign                     15.9%
Bank of Tokyo, 6.05% - 6.11%,
     6/5/95 - 10/16/95                                          2,000,000     1,965,827
Dai-ichi Kangyo Bank, 6.02% - 6.11%,
     5/30/95 - 10/16/95                                         2,000,000     1,966,985
European American Bank, 6.07% - 6.09%,
     7/10/95 - 8/28/95                                          1,699,481     1,672,836
Mitsubishi Bank, 6.06%, 5/16/95                                 1,000,000       997,475
Sanwa Bank, 6.05%, 5/8/95                                       1,000,000       998,823
Total Bankers Acceptances-Foreign                                             7,601,946

Commercial Paper                                32.9%
Bellsouth Capital, 6.09%, 10/2/95                               2,000,000     1,947,897
Chase Manhattan Bank, 6.12%, 8/2/95                             1,000,000       984,190
CIESCO Limited Partnership, 6.02%, 5/31/95                      1,000,000       994,983
CS First Boston, 6.11% - 6.13%, 7/24/95 -
     8/31/95                                                    2,000,000     1,964,991
Ford Motor Credit Company, 6.09% - 6.12%,
     5/30/95 - 7/28/95                                          2,000,000     1,980,183
General Electric Capital Corporation, 6.02% -
     6.03%, 6/1/95 - 9/18/95                                    2,000,000     1,971,366
Merrill Lynch & Company, Inc., 6.12% - 6.15%,
     6/6/95 - 9/11/95                                           2,000,000     1,963,010
Minolta Corporation, 6.06%, 7/7/95                              1,000,000       988,722
National Rural Utilities, 5.97%, 5/12/95                        1,000,000       998,176
Rincon Securities, Inc., 6.08%, 5/8/95                          1,000,000       998,818
State Street Bank &Trust Company, 6.03%, 5/2/95                 1,000,000       999,833
Total Commercial Paper                                                       15,792,169

U.S. Government Agencies                        16.7%
Federal Home Loan Bank, 5.93%, 5/1/95                           6,000,000     6,000,000
Student Loan Market Agency, 5.89%, 9/14/95                      2,000,000     2,000,000
Total U.S. Government Agencies                                                8,000,000

Mentor Cash Management Portfolio
Portfolio of Investments
April 30, 1995 (Unaudited)


                                                Percent of       Principal    Market
                                                Net Asset          Amount      Value

Repurchase Agreement                            22.5%
Goldman, Sachs  & Company
   Dated 4/28/95, 5.90%, due 5/1/95,
   collateralized by $14,086,000
   Federal National Mortgage Association,
   7.50%, 7/1/23                                               $10,813,866    $10,813,866

Total Investments (cost $48,156,266)            100.4%                         48,156,266

Other Assets less Liabilities                    (0.4%)                          (201,521)

Net Assets                                      100.0%                        $47,954,745


See notes to financial statements.

Mentor Intermediate Duration Portfolio
Portfolio of Investments
April 30, 1995 (Unaudited)



                                                               Percent of       Principal    Market
                                                               Net Asset          Amount      Value

U.S. Government Securities and Agencies                          74.0%
Federal Home Loan Bank, 7.90%, 12/20/96                                      $ 1,000,000    $ 1,007,870
Federal Home Loan Bank, 8.18%, 12/22/97                                          600,000        605,436
Federal Home Loan Mortgage Corporation, 10.50%, 2/1/03                           491,271        515,849
Federal Home Loan Mortgage Corporation, 7.00%, 10/15/07                          500,000        471,305
Federal National Mortgage Association, 11.00%, 7/1/01                            400,434        425,466
Federal National Mortgage Association, 6.00%, 3/25/09                            500,000        437,675
U.S. Treasury Note, 7.50%, 1/31/97                                               400,000        406,056
U.S. Treasury Note, 6.50%, 8/15/97                                               250,000        249,233
U.S. Treasury Note, 7.38%, 11/15/97                                              820,000        832,677
U.S. Treasury Note, 7.13%, 2/29/00                                               200,000        201,832
U.S. Treasury Note, 5.50%, 4/15/00                                             1,000,000        942,990
U.S. Treasury Note, 7.50%, 11/15/01                                            1,000,000      1,028,350
U.S. Treasury Note, 7.25%, 8/15/04                                               500,000        505,995
U.S. Treasury Note, 7.50%, 2/15/05                                               250,000        257,663
U.S. Treasury Bond, 7.50%, 11/15/24                                              180,000        182,456
Total U.S. Government Securities and Agencies
(cost $7,980,477)                                                                             8,070,853

Corporate Bonds                                                  17.5%
American Home Products, 7.70%, 2/15/00                                           400,000        405,000
Capital One, 8.63%, 1/15/97                                                      500,000        509,375
Lehman Brothers, Inc., 8.63%, 2/26/99                                            525,000        533,531
Salomon Inc., 6.00%, 1/12/98                                                     250,000        238,125
WMX Technologies, 6.38%, 12/1/03                                                 250,000        228,750
Total Corporate Bonds (cost $ 1,895,251)                                                      1,914,781

Short-Term Investment                                            9.3%
Repurchase Agreement
NationsBank Corporation
Dated 4/28/95, 5.90%, due 5/1/95, collateralized by
$1,040,000 U.S. Treasury Note, 8.00%, 10/31/96
    (cost $1,016,744)                                                          1,016,744      1,016,744

Total Investments (cost $10,892,472)                           100.8%                        11,002,378

Other Assets less Liabilities                                   (0.8%)                          (91,870)

Net Assets                                                     100.0%                       $10,910,508

See notes to financial statements.

Mentor Fixed-Income Portfolio
Portfolio of Investments
April 30, 1995 (Unaudited)


                                                                      Percent of       Principal    Market
                                                                      Net Asset          Amount      Value


U.S. Government Securities and Agencies                                 72.8%
Federal Home Loan Bank, 8.22%, 12/22/97                                                $ 500,000    $  504,655
Federal Home Loan Mortgage Corporation, 8.26%, 1/5/98                                  1,550,000     1,562,539
Federal Home Loan Mortgage Corporation, 10.50%, 2/1/03                                   491,271       515,849
Federal Home Loan Mortgage Corporation, 7.00%, 10/15/07                                1,500,000     1,413,915
Federal National Mortgage Association, 11.00%, 7/1/01                                    576,236       612,256
Federal National Mortgage Association, 6.00%, 3/25/09                                  1,500,000     1,313,025
Student Loan Mortgage Association, 8.04%, 15/15/97                                     1,500,000     1,509,225
U.S. Treasury Note, 6.50%, 4/30/99                                                     1,250,000     1,235,762
U.S. Treasury Note, 7.13%, 2/29/00                                                     1,850,000     1,866,946
U.S. Treasury Note, 7.50%, 5/15/02                                                     2,500,000     2,576,600
U.S. Treasury Note, 7.25%, 8/15/04                                                       600,000       607,194
U.S. Treasury Note, 7.50%, 2/15/05                                                       750,000       772,988
U.S. Treasury Bond, 7.25%, 5/15/16                                                       250,000       244,815
U.S. Treasury Bond, 7.13%, 2/15/23                                                     2,700,000     2,604,663
U.S. Treasury Bond, 7.50%, 11/15/24                                                    2,260,000     2,290,849
Total U.S. Government Securities and Agencies                                                       19,631,281
    (cost $19,415,492)

Corporate Bonds                                                         22.0%
American Home Products, 7.70%, 2/15/00                                                 1,000,000     1,012,500
Capital One, 8.63%, 1/15/97                                                            1,000,000     1,018,750
Commonwealth Edison, 6.50%, 7/15/97                                                    1,000,000       986,250
Lehman Brothers, Inc., 8.63%, 2/26/99                                                  1,475,000     1,498,969
Salomon Inc., 6.00%, 1/12/98                                                             750,000       714,375
WMX Technologies, 6.38%, 12/1/03                                                         750,000       686,250
Total Corporate Bonds (cost $5,866,629)                                                              5,917,094

Short-Term Investment                                                    6.1%
Repurchase Agreement
NationsBank Corporation
Dated 4/28/95, 5.90%, due 5/1/95, collateralized by
$1,730,000 U.S. Treasury Bill, 10/26/95 (cost $1,639,503)                              1,639,503      1,639,503

Total Investments (cost $26,921,624)                                   100.9%                        27,187,878

Other Assets less Liabilities                                           (0.9%)                         (236,363)

Net Assets                                                             100.0%                       $26,951,515

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1995 (UNAUDITED)

[CAPTION]

                                              MENTOR          MENTOR           MENTOR
                                               CASH         INTERMEDIATE      FIXED-
                                            MANAGEMENT       DURATION         INCOME
                                             PORTFOLIO       PORTFOLIO       PORTFOLIO
ASSETS
  Investments, at market value * (Note 2)    $48,156,266    $11,002,378    $27,187,878
  Receivables
    Interest                                      22,598        190,455        532,874
    Due from management company                   21,998          6,638         12,571
  Deferred expenses                               95,500         42,237         68,904
    Total assets                              48,296,362     11,241,708     27,802,227

LIABILITIES
  Payables
    Investments purchased                              -        285,323        752,217
    Fund shares redeemed                               -              -         40,000
    Dividends                                    238,333              -              -
  Accrued expenses and other liabilities         103,284         45,877         58,495
    Total liabilities                            341,617        331,200        850,712
NET ASSETS                                   $47,954,745    $10,910,508    $26,951,515

Net Assets represented by:
  Additional paid-in capital                 $47,954,745    $10,573,788    $25,916,845
  Undistributed net investment income                  -         65,314        164,675
  Undistributed realized gain on
    investment transactions                            -        161,500        603,741
  Net unrealized appreciation of investments           -        109,906        266,254
    Net Assets                               $47,954,745    $10,910,508    $26,951,515

    Shares Outstanding                        47,954,745        845,612      2,075,636
NET ASSET VALUE PER SHARE                    $      1.00    $     12.90    $     12.98


*Investments at cost $48,156,266, $10,892,472 and $26,921,624 respectively.

See notes to financial statements.

Mentor Institutional Trust
Statements of Operations
Period Ended April 30, 1995 (Unaudited)


                                                             Mentor        Mentor         Mentor
                                                              Cash      Intermediate      Fixed-
                                                            Management     Duration       Income
                                                            Portfolio*   Portfolio**    Portfolio***
Investment Income
   Interest                                                  $740,989     $275,448    $  778,881

Expenses
   Organizational expenses                                     10,611        4,693         7,656
   Custodian fees                                               5,628        1,309         3,506
   Audit expense                                                4,899        1,143         3,051
   Legal expense                                                3,499          816         2,179
   Shareholder reports                                            482          110           292
   Directors fees and expenses                                    233           54           145
   Printing and postage expenses                                  119            8            11
   Miscellaneous expenses                                       1,398          326           873
     Total expenses                                            26,869        8,459        17,713
Deduct
   Reimbursement of expenses by
     management company                                        21,998        6,638        12,567
Net expenses                                                    4,871        1,821         5,146
Net investment income                                         736,118      273,627       773,735

Realized and Unrealized Gain on Investments
   Net realized gain on investments (Note 2)                      --       161,500       603,741
   Change in unrealized appreciation of investments               --       109,906       266,254
     Net realized and unrealized gain
          on investments                                          --       271,406       869,995
Net increase in net assets
   resulting from operations                                $736,118      $545,033    $1,643,730




* For the period from December 5, 1994 (commencement of operations) to April 30, 1995.
** For the period from December 19, 1994 (commencement of operations) to April 30, 1995.
*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

[CAPTION]


                                                   MENTOR           MENTOR           MENTOR
                                                    CASH          INTERMEDIATE       FIXED-
                                                MANAGEMENT         DURATION          INCOME
PERIOD ENDED APRIL 30, 1995                     PORTFOLIO*         PORTFOLIO**    PORTFOLIO***

INCREASE IN NET ASSETS
OPERATIONS
    Net investment income                      $    736,118     $   273,627     $   773,735
    Net realized gain on investments                      -         161,500         603,741
    Net unrealized appreciation of investments            -         109,906         266,254
       Increase in net assets from operations       736,118         545,033       1,643,730

DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income                          (736,118)       (208,312)       (609,060)

CAPITAL SHARE TRANSACTIONS (NOTE 7)
    Net proceeds from sale of shares             74,118,432      10,397,006      29,173,726
    Reinvested distributions                        497,785         208,312         609,060
    Cost of shares redeemed                     (26,661,472)        (31,530)     (3,865,941)
       Change in net assets from capital
             share transactions                  47,954,745      10,573,788      25,916,845

Increase in net assets                           47,954,745      10,910,509      26,951,515

NET ASSETS
    Beginning of period                                   -               -               -
    End of period                              $ 47,954,745     $10,910,509     $26,951,515


* For the period from December 5, 1994 (commencement of operations) to April 30, 1995.

** For the period from December 19, 1994 (commencement of operations) to April 30, 1995.

*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)


                                             Mentor         Mentor         Mentor
                                              Cash       Intermediate      Fixed-
                                           Management     Duration         Income
Period Ended April 30, 1995                Portfolio*     Portfolio**    Portfolio***

Per Share Operating Performance

Net asset value, beginning of period        $  1.00       $  12.50        $ 12.50
Income from investment operations
   Net investment income                       0.02           0.33           0.38
   Net realized and unrealized
      gain on investments                         -           0.32           0.40

   Total from investment operations            0.02           0.65           0.78

Less distributions
   Dividends from income                      (0.02)         (0.25)         (0.30)

Net asset value, end of period              $  1.00       $  12.90        $ 12.98

Total Return                                   2.00%          5.24%          6.25%

Ratios/Supplemental Data

Net assets, end of period (in thousands)    $47,955       $ 10,911        $26,952

Ration of expenses to average net assets       0.04%(a)       0.05%(a)       0.05%(a)

Ration of net investment income
   to average net assets                       6.00%(a)       7.11%(a)       7.38%(a)

Portfolio turnover rate                           -            398%(a)        408%(a)

 (a) Annualized.

  * For the period from December 5, 1994 (commencement of operations) to April 30, 1995.

 ** For the period from December 19, 1994 (commencement of operations) to April 30, 1995.

*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.

See notes to financial statements.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1995 (UNAUDITED)


NOTE 1: ORGANIZATION
Mentor Institutional Trust, formerly IMG Institutional Trust, was organized on February 8, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On June 27, 1995, the name of the the Trust was changed to Mentor Institutional Trust ("Trust"). The Trust consists of three separate diversified portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at April 30, 1995 as follows:

     Mentor Cash Management Portfolio (Cash Management)
     Mentor Intermediate Duration Portfolio (Intermediate Duration) Mentor Fixed-Income Portfolio (Fixed-Income)

The assets of each Portfolio of the Trust are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio:

A. Valuation of Securities
Securities held by the Cash Management Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

U.S. Government obligations held by the Intermediate Duration Portfolio and the Fixed Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

B. Repurchase Agreements
It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

C. Security Transactions and Interest Income
Security transactions for the Portfolios are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.

D. Expenses
Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Trust expenses are allocated among the Portfolios in proportion to their relative net assets.

E. Dividends
Dividends will be declared daily and paid monthly to all shareholders who invested in the Cash Management Portfolio. Dividends are declared and paid quarterly to shareholders invested in the Fixed-Income Portfolio and Intermediate Duration Portfolio. Capital gains realized by each Portfolio, if any, will be distributed at least once every 12 months.

F. Federal Taxes
No provision for federal income taxes has been made since it is each Portfolio's intent to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within allowable time limit substantially all taxable income and realized capital gains.

NOTE 3: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS
Each Portfolio has entered into an Investment Management Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth") to provide investment advisory services to each of the Portfolio. Pursuant to this agreement, Commonwealth receives no compensation for its services. Commonwealth is a wholly-owned subsidiary of Mentor Investment Group, Inc. (formerly Investment Management Group, Inc.), which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc.

In order to limit the annual operating expenses of the Portfolios, Commonwealth may reimburse the Portfolios for a certain amount of these expenses. A potential expense reimbursement of $21,998, $6,638 and $12,567 respectively, for the Cash Management Portfolio, Intermediate Duration Portfolio and Fixed Income Portfolio was entered for the period ended April 30, 1995.

Mentor Investment Group, Inc. ("Mentor Group") provides administrative personnel and services to each Portfolio, pursuant to an Administration Agreement. Mentor Group receives no compensation for such services.

NOTE 4: DISTRIBUTION AGREEMENT
Under a Distribution Agreement between the Portfolios and Wheat, First Securities, Inc. (Wheat), a wholly-owned subsidiary of Wheat First Butcher Singer, Inc., Wheat serves as Distributor of the Portfolios.

NOTE 5: INVESTMENT TRANSACTIONS
Purchases, and sales of investments (excluding short-term investments), for the period ended April 30, 1995, were as follows:

Portfolio                Purchases      Sales

Cash Management                   -            -
Intermediate Duration   $25,232,434  $15,361,337
Fixed-Income             68,094,119   42,821,911


NOTE 6: UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS
The cost of investments for federal income tax purposes amounted to $48,156,266 for the Cash Management, $10,892,472 for the Intermediate Duration and $26,921,624 for the Fixed-Income at April 30, 1995. Gross unrealized appreciation and depreciation of investments at April 30, 1995 were as follows:

[CAPTION]

                                 Gross                     Gross                Net
                               Unrealized                Unrealized          Unrealized
Portfolio                     Appreciation              Depreciation        Appreciation
Cash Management                          -                         -                   -
Intermediate Duration             $117,309                   $ 7,403            $109,906
Fixed-Income                       293,959                    27,705             266,254


NOTE 7: CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:


                                                     Mentor Cash Management
                                                            Portfolio
                                                           Period Ended
                                                              4/30/95*

Shares outstanding, beginning of period                               -
Shares sold                                                  74,118,432
Shares issued upon reinvestment of distributions                497,785
Shares redeemed                                             (26,661,472)
Shares outstanding, end of period                            47,954,745

                                                        Mentor Intermediate
                                                        Duration Portfolio
                                                            Period Ended
                                                              4/30/95**
Shares outstanding, beginning of period                               -
Shares sold                                                     831,756
Shares issued upon reinvestment of distributions                 16,344
Shares redeemed                                                  (2,488)
Shares outstanding, end of period                               845,612

                                                         Mentor Fixed-Income
                                                              Portfolio
                                                             Period Ended
                                                              4/30/95***
Shares outstanding, beginning of period                               -
Shares sold                                                   2,331,660
Shares issued upon reinvestment of distributions                 47,639
Shares redeemed                                                (303,663)
Shares outstanding, end of period                             2,075,636

* For the period from December 5, 1994 (commencement of operations) to April 30, 1995.

** For the period from December 19, 1994 (commencement of operations) to April 30, 1995.

*** For the period from December 6, 1994 (commencement of operations) to April 30, 1995.

                          INDEPENDENT AUDITORS' REPORT



The Trustees and Shareholder
IMG Institutional Trust

We have audited the accompanying statements of assets and liabilities of Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund, and Fixed Income Fund, portfolios of IMG Institutional Trust, as of November 7, 1994. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We Conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit of a statement of assets and liabilities also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audits of the statements of assets and liabilities provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund and Fixed Income Fund, at November 7, 1994 in a conformity with generally accepted accounting principles.

                              KPMG Peat Marwick LLP

Boston, Massachusetts
November 8, 1994

                            IMG INSTITUTIONAL TRUST
                    Statements of Assets and Liabilities
                              November 7, 1994


                                  Cash       Limited    Intermediate     Fixed
                               Management    Duration     Duration      Income
                                  Fund         Fund         Fund         Fund

ASSETS:
   Cash                         $     0      $     0       $     0     $100,000
    Deferred Organization
     Expenses (Note B)           73,000       36,500        18,250       54,750

     Total Assets                73,000       36,500        18,250      154,750


LIABILITIES:
    Accrued Organization
     Expenses (Note B)           73,000       36,500        18,250       54,750

NET ASSETS:                     $     0      $     0       $     0     $100,000

Shares Outstanding                    -            -             -        8,000

Net Asset Value Per Share
    (Note E)                    $  1.00      $  12.50      $  12.50    $  12.50



See accompanying notes to financial statements.

                          IMG INSTITUTIONAL TRUST
                       Notes to Financial Statements
                              November 7, 1994



(A) IMG Institutional Trust (the "Trust') was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 8, 1994. The Trust has an unlimited number of authorized shares, which are divided into four series - Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund and Fixed Income Fund (the Funds). The Trust has had no operations prior to November 4, 1994 other than organizational matters and activities in connection with the purchase of 8,000 shares of the Trust by Wheat First Butcher Singer, Inc. It is currently intended that, upon the effectiveness of the Trust's registration statement, shares will be offered to the public.

(B) The Trust will bear the cost of all organizational expenses including the fees for registering and qualifying the Trust's shares for distribution. Fees and expenses for the organization and registration of shares of the Trust are estimated to be $182,500 and will be amortized over the period of benefit not to exceed 60 months. In the event any of the initial shares are redeemed by any holder thereof during the five year amortization period or the life of a Fund, whichever is shorter, redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares of a Fund being redeemed bears to the number of initial shares of a Fund outstanding at the time of the redemption.

(C) Each Fund of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the Code). Thus, the Funds are relieved of any federal income tax liability by distributing virtually all of their net investment income and capital gains, if any, to their shareholders. The Funds intend to avoid excise tax liability by making the required distributions under the Code.

(D) Under the terms of the Management Contract, Commonwealth Investment Counsel, Inc. (Commonwealth) serves as investment manager to each of the Funds, providing investment advisory services.

(E) The net asset value per share at November 4, 1994 for the Cash Management Fund, Limited Duration Fund and Intermediate Duration Fund are the expected per share offering prices for the portfolios' shares upon their initial public offering.

                                   SNAP FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                               September   , 1995

     SNAP Fund (the "Fund") is a series of shares of beneficial interest of Mentor Institutional Trust (the "Trust"), a diversified, open-end series investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the
Fund dated September   , 1995.  A copy of the prospectus can be obtained
upon request made to Mentor Investment Group, Inc. ("Mentor") at P.O. Box 1357, Richmond, Virginia 23286-0109, or by calling Mentor at 1-800-570-SNAP.

                             TABLE OF CONTENTS

     CAPTION                                                           PAGE

GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . 2
MANAGEMENT OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . 4
PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . 6
INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . . . 7
BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . 9
TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . .  13
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .  13
SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . .  13
RATINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                  GENERAL

     SNAP Fund (the "Fund") is a series of shares of beneficial interest of Mentor Institutional Trust (the "Trust"), a diversified, open-end investment company.  Until July 1995, the Fund was known as Mentor Limited
Duration Income Portfolio.   The Trust is a Massachusetts business trust
organized on February 8, 1994 as IMG Institutional Trust.

     Commonwealth Investment Counsel, Inc. ("CIC") serves as investment adviser to the Fund. CIC is a wholly owned subsidiary of Mentor Investment Group Inc., which is a wholly owned subsidiary of Wheat First Butcher Singer Inc. ("Wheat First Butcher Singer").

                          INVESTMENT RESTRICTIONS

     As fundamental investment restrictions, which may not be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund, the Fund may not:

     1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets would be invested in a single industry, except that the Fund may invest up to 100% of its assets in securities of issuers in the banking industry.

     2.   Acquire more than 10% of the voting securities of any issuer.

     3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     4. Issue any class of securities which is senior to the Fund's shares of beneficial interest.

     5. Purchase or sell securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

     6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

     7. Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

     8. Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by these investment restrictions.

     9. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

     10. Make loans, except by purchase of debt obligations or other instruments in which the Fund may invest consistent with its investment policies or by entering into repurchase agreements.

     In addition, it is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to:

     1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in
          (a), (b), and (c).

     2. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.


     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a prospectus with respect to the Fund, the other investment policies described in this Statement or in a prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change the Fund's investment objective without shareholder approval.


     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.



                          MANAGEMENT OF THE TRUST

     The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

                          Position Held      Principal Occupation
Name and Address           with Fund         During Past 5 Years

Stanley F. Pauley           Trustee      Chairman and Chief
                                         Executive Officer, E.R.
                                         Carpenter Company
                                         Incorporated; Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

Louis W. Moelchert, Jr.     Trustee      Vice President of Business
                                         and Finance, University of
                                         Richmond;  Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

Thomas F. Keller            Trustee      Dean, Fuqua School of
                                         Business, Duke University;
                                         Trustee, The Mentor Funds;
                                         Trustee, Cash Resource
                                         Trust.

Arnold H. Dreyfuss          Trustee      Retired.  Formerly,
                                         Chairman and Chief
                                         Executive Officer,
                                         Hamilton Beach/Proctor-
                                         Silex, Inc.; Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.


*Daniel J. Ludeman          Chairman;    Chairman and Chief
                            Trustee      Executive Officer since
                                         July 1991, Mentor
                                         Investment Group, Inc.;
                                         Managing Director of
                                         Wheat, First Securities,
                                         Inc. since August 1989;
                                         Managing Director of Wheat
                                         First Butcher Singer since
                                         June 1991; Director,
                                         Mentor Income Fund, Inc.;
                                         Chairman and Trustee, The
                                         Mentor Funds; Chairman and
                                         Trustee, Cash Resource
                                         Trust.

Troy A. Peery, Jr.          Trustee      President, Heilig-Meyers
                                         Company.  Trustee, The
                                         Mentor Funds; Trustee,
                                         Cash Resource Trust.

Paul F. Costello            President    Managing Director, Mentor
                                         Investment Group, Inc. and
                                         Wheat First Butcher
                                         Singer; President, Mentor
                                         Income Fund, The Mentor
                                         Funds, and Cash Resource
                                         Trust; formerly, Director,
                                         President and Chief
                                         Executive Officer, First
                                         Variable Life Insurance
                                         Company; President and
                                         Chief Financial Officer,
                                         Variable Investors Series
                                         Trust; President and
                                         Treasurer, Atlantic
                                         Capital & Research, Inc.;
                                         Vice President and
                                         Treasurer, Variable Stock
                                         Fund, Inc., Monarch
                                         Investment Series Trust,
                                         and GEICO Tax Advantage
                                         Series Trust; Vice
                                         President, Monarch Life
                                         Insurance Company, GEICO
                                         Investment Services
                                         Company, Inc., Monarch
                                         Investment Services
                                         Company, Inc., and
                                         Springfield Life Insurance
                                         Company.

Terry L. Perkins            Treasurer    Vice President, Mentor
                                         Investment Group, Inc.;
                                         Treasurer, Cash Resource
                                         Trust; Treasurer, Mentor
                                         Income Fund Inc.;
                                         formerly, Treasurer and
                                         Comptroller, Ryland
                                         Capital Management, Inc.


John M. Ivan                Clerk        Managing Director since
                                         October 1992, Director of
                                         Compliance since October
                                         1992, Senior Vice
                                         President from 1990 to
                                         October 1992, and
                                         Assistant General Counsel
                                         since 1985, Wheat, First
                                         Securities, Inc.; Clerk,
                                         Cash Resource Trust;
                                         Secretary, The Mentor
                                         Funds.

     The Trust pays each Trustee who is not an officer, director, or employee of Wheat First Butcher Singer, CIC, Mentor, or any of their affiliates $100 per annum plus $25 per meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses. The mailing address of each of the Trustees and officers is 901 East Byrd Street, Richmond, Virginia 23219. The principal occupations of the Trustees and officers for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                      PRINCIPAL HOLDERS OF SECURITIES

     As of July 1, 1994, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of the Fund. To the knowledge of the Fund, no person owns more than 5% of the outstanding shares of the Fund as of that date. It is anticipated that, following the initial offering of shares of the Fund, all of the shares of the Fund will be owned by the Treasury Board, an agency of the Commonwealth of Virginia.

                   INVESTMENT ADVISORY AND OTHER SERVICES

     CIC acts as investment adviser to the Fund pursuant to a Management Contract with the Trust. Subject to the supervision and direction of the Trustees, CIC, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund and of the Trust. CIC makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. CIC bears all expenses in connection with the performance of its services. In addition, CIC pays the salaries of all officers and employees who are employed by it and the Trust.

     CIC provides the Trust on behalf of the Fund with investment officers who are authorized to execute purchases and sales of securities.
Investment decisions for the Fund and for the other investment advisory clients of CIC and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in CIC's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Wheat First Butcher Singer handles purchases and sales under guidelines approved by investment officers of the Trust. CIC employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Fund.

     The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more series of the Trust, including the Fund, may be allocated in proportion to the net asset values of the respective series except where allocations of direct expenses can otherwise be fairly made.

     Expenses incurred in the operation of the Fund or otherwise allocated to the Fund, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Fund.

     The Management Contract entered into by the Trust in respect of the Fund is subject to annual approval commencing in 1997 by (i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or CIC, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contract is terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the Fund's shares, or by CIC, as applicable.

                                 BROKERAGE

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Fund investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, CIC receives brokerage and research services and other similar services from many broker-dealers with which it places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements.
These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by CIC's managers and analysts. Where the services referred to above are not used exclusively by CIC for research purposes, CIC, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to CIC and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.

     CIC places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. CIC seeks the best overall terms available for the Fund, except to the extent CIC may be permitted to pay higher brokerage commissions as described below. In doing so, CIC, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, CIC may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to CIC an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. CIC's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. CIC does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, CIC will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, CIC may consider sales of shares of the Fund (and, if permitted by law, of other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                      DETERMINATION OF NET ASSET VALUE

     The Trust determines net asset value per share of the Fund twice each day the New York Stock Exchange (the "Exchange") is open, once at 12:00 noon and again at the close of regular trading on the New York Stock Exchange. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.

     The valuation of the Fund's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply on a day when the use of amortized cost by the Fund resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

     The valuation of the Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

     Since the net income of the Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Fund in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that the Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Fund (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Fund.

     Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

                                 TAX STATUS

     The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a series of Massachusetts business trust, the Fund will not under present law be subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company," the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities and certain options, futures contracts, forward contracts, and foreign currencies) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, the Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     The Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom the Fund is notified that the shareholder has under reported income in the past, or who fails to certify to the Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

     As stated above, it is a policy of the Fund to meet the requirements of the code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that less than 30% of the Fund's gross income must be derived from gains from sale or other disposition of securities held for less than three months. Accordingly, the Fund will be restricted in selling securities held or considered under Code rules to have been held less than three months.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                          INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, located at One Boston Place, Boston, Massachusetts 02108, are the Trust's independent auditors, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The audited financial statements incorporated by reference into or included in the Trust's prospectuses and Statement of Additional Information have been so included and incorporated in reliance upon the report of KPMG Peat Marwick LLP, the independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                 CUSTODIAN

     The custodian of the Fund, Central Fidelity National Bank, is located at 1021 East Cary Street, P.O. Box 27602, Richmond, Virginia 23261. Its responsibilities include generally safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

                          PERFORMANCE INFORMATION

     The yield of the Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Fund's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

     All data for the Fund is based on past performance and does not predict future results.


                           SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                                 RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

     (bullet)    liquidity ratios are adequate to meet cash requirements;

     (bullet)    long-term senior debt is rated "A" or better;

     (bullet) the issuer has access to at least two additional channels of borrowing;

     (bullet) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

     (bullet) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

     (bullet)    the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

     (bullet)    evaluation of the management of the issuer;

     (bullet) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (bullet) evaluation of the issuer's products in relation to competition and customer acceptance;

     (bullet)    liquidity;

     (bullet)    amount and quality of long-term debt;

     (bullet)    trend of earnings over a period of ten years;

     (bullet) financial strength of parent company and the relationships which exist with the issuer; and

     (bullet) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                              FINANCIAL STATEMENTS


                          INDEPENDENT AUDITORS' REPORT



The Trustees and Shareholder
IMG Institutional Trust

We have audited the accompanying statements of assets and liabilities of Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund, and Fixed Income Fund, portfolios of IMG Institutional Trust, as of November 7, 1994. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We Conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit of a statement of assets and liabilities also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audits of the statements of assets and liabilities provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund and Fixed Income Fund, at November 7, 1994 in a conformity with generally accepted accounting principles.

                              KPMG Peat Marwick LLP

Boston, Massachusetts
November 8, 1994

                            IMG INSTITUTIONAL TRUST
                    Statements of Assets and Liabilities
                              November 7, 1994


                                  Cash       Limited    Intermediate     Fixed
                               Management    Duration     Duration      Income
                                  Fund         Fund         Fund         Fund

ASSETS:
   Cash                         $     0      $     0       $     0     $100,000
    Deferred Organization
     Expenses (Note B)           73,000       36,500        18,250       54,750

     Total Assets                73,000       36,500        18,250      154,750


LIABILITIES:
    Accrued Organization
     Expenses (Note B)           73,000       36,500        18,250       54,750

NET ASSETS:                     $     0      $     0       $     0     $100,000

Shares Outstanding                    -            -             -        8,000

Net Asset Value Per Share
    (Note E)                    $  1.00      $  12.50      $  12.50    $  12.50



See accompanying notes to financial statements.

                          IMG INSTITUTIONAL TRUST
                       Notes to Financial Statements
                              November 7, 1994



(A) IMG Institutional Trust (the "Trust') was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 8, 1994. The Trust has an unlimited number of authorized shares, which are divided into four series - Cash Management Fund, Limited Duration Fund, Intermediate Duration Fund and Fixed Income Fund (the Funds). The Trust has had no operations prior to November 4, 1994 other than organizational matters and activities in connection with the purchase of 8,000 shares of the Trust by Wheat First Butcher Singer, Inc. It is currently intended that, upon the effectiveness of the Trust's registration statement, shares will be offered to the public.

(B) The Trust will bear the cost of all organizational expenses including the fees for registering and qualifying the Trust's shares for distribution. Fees and expenses for the organization and registration of shares of the Trust are estimated to be $182,500 and will be amortized over the period of benefit not to exceed 60 months. In the event any of the initial shares are redeemed by any holder thereof during the five year amortization period or the life of a Fund, whichever is shorter, redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares of a Fund being redeemed bears to the number of initial shares of a Fund outstanding at the time of the redemption.

(C) Each Fund of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the Code). Thus, the Funds are relieved of any federal income tax liability by distributing virtually all of their net investment income and capital gains, if any, to their shareholders. The Funds intend to avoid excise tax liability by making the required distributions under the Code.

(D) Under the terms of the Management Contract, Commonwealth Investment Counsel, Inc. (Commonwealth) serves as investment manager to each of the Funds, providing investment advisory services.

(E) The net asset value per share at November 4, 1994 for the Cash Management Fund, Limited Duration Fund and Intermediate Duration Fund are the expected per share offering prices for the portfolios' shares upon their initial public offering.

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)         Financial Statements (Included in Parts A and B)

(b)  Exhibits

   (1)
      (A)    -  Agreement and Declaration of Trust.(1)
      (B)    -  Amendment to Agreement and Declaration of Trust.(4)
   (2)       -  Bylaws.(1)
   (3)       -  Inapplicable.
   (4)
      (A)    -  Form of certificate representing shares of beneficial
                interest for each of the Portfolios.(1)
      (B)    -  Portions of Agreement and Declaration of Trust
                  Relating to Shareholders' Rights.(1)
      (C)    -  Portions of Bylaws Relating to Shareholders' Rights.(1)
   (5)
      (A)    -  Form of Management Contract.(1)
      (B)    -  Form of Management Contract (SNAP Fund).(6)
   (5)
      (B)    -  Form of Administration Agreement.(1)
   (6)(A)    -  Form of Distribution Agreement.(2)
   (6)(B)    -  Form of Assignment of Distribution Agreement.(6)
   (7)       -  Inapplicable.
   (8)
      (A)    -  Form of Custody Agreement.(1)
      (B)    -  Form of Custody Agreement (SNAP Fund).(6)
      (C)    -  Form of Transfer Agency and Services Agreement.(3)
      (D)    -  Form of Transfer Agency and Services Agreement (SNAP Fund).(6)
   (9)       -  Inapplicable.
   (10)      -  Opinion of counsel, including consent.(5)
   (11)      -  Consent of Independent Accountants.(5)
   (12)      -  Inapplicable.

    (1) Incorporated herein by reference to the Registrant's initial Registration Statement on Form N-1A under the Investment Company Act of 1940 filed on April 15, 1994.

    (2) Incorporated herein by reference to Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on June 28, 1994.

    (3) Incorporated herein by reference to Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed on November 18, 1994.


    (4) Incorporated herein by reference to Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed on July 3, 1995.

    (5)  Previously filed.
    (6)  Filed herewith.

   (13)     -  Inapplicable.
   (14)     -  Inapplicable.
   (15)     -  Inapplicable.
   (16)     -  Inapplicable.

Item 25. Persons Controlled by or Under Common Control with Registrant

     None.

Item 26. Number of Record Holders of Securities

     The following table shows the number of holders of record of shares of beneficial interest of each series of shares of beneficial interest of Mentor Institutional Trust as of June 30, 1995.

                                                 Number of Record
                            Series                   Holders

               Mentor Cash Management Portfolio      44
               SNAP Fund                              1
               Mentor Intermediate Duration
                Portfolio                             3
               Mentor Fixed-Income Portfolio          3

Item 27.  Indemnification

     Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

     SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense of disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the uninterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

     SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or
(b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same of similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Item 28. Business and Other Connections of Investment Adviser

     Commonwealth Investment Counsel, Inc., the investment adviser of the Registrant, serves as investment adviser to Cash Resource Trust, Mentor Balanced Portfolio, Mentor Quality Income Portfolio, and Mentor Short-Duration Portfolio, each of which is an open-end investment company, and Mentor Income Fund, Inc., a closed-end investment company.

     The following is additional information with respect to the directors and officers of Commonwealth Investment Counsel, Inc.:

                                             Other Substantial
                                             Business, Profession,
                       Position with the     Vocation or Employment
Name                   Investment Adviser    during the past two fiscal years


John G. Davenport      President;            None
                       Director

William F.             Senior Vice           None
Johnston, III          President

P. Michael Jones       Senior Vice           None
                       President

R. Preston Nuttall     Senior Vice           Formerly, Senior
                       President             Vice President,
                                             Capitoline
                                             Investment
                                             Services, 919 East
                                             Main Street,
                                             Richmond, VA 23219

Mary A. Beeghly        Vice President        None

John J. Kelly          Vice President        None

William H. West, Jr.   Vice President        Vice President,
                                             Mentor Income
                                             Fund, Inc., 901
                                             East Byrd Street,
                                             Richmond, VA
                                             23219; formerly,
                                             Vice President of
                                             Ryland Capital
                                             Management, Inc.,
                                             11000 Broken Land
                                             Parkway, Columbia,
                                             MD 21044;
                                             formerly, Vice
                                             President, RAC
                                             Income Fund, Inc.,
                                             11000 Broken Land
                                             Parkway, Columbia,
                                             MD 21044

Steven C. Henderson    Vice President        None


Stephen R. McClelland  Associate Vice        Formerly, Associate Vice President,
                       President             Mentor Investment Group, Inc.,
                                             901 East Byrd Street, Richmond,
                                             VA 23219




Thomas Lee Souders     Treasurer             Managing Director
                                             and Chief
                                             Financial Officer,
                                             Wheat, First
                                             Securities, Inc.,
                                             901 East Byrd
                                             Street, Richmond,
                                             VA 23219; Trustee,
                                             Mentor Series
                                             Trust, 901 East
                                             Byrd Street,
                                             Richmond, VA
                                             23219; formerly,
                                             Manager of
                                             Internal Audit,
                                             Heilig-Myers;
                                             formerly, Manager,
                                             Peat Marwick &
                                             Mitchell & Company


John Michael Ivan      Secretary             Managing Director,
                                             Senior Vice
                                             President and
                                             Assistant General
                                             Counsel, Wheat,
                                             First Securities,
                                             Inc., 901 East
                                             Byrd Street,
                                             Richmond, VA
                                             23219; Managing
                                             Director and
                                             Assistant
                                             Secretary, Wheat
                                             First Butcher
                                             Singer, Inc.
                                             (formerly WFS
                                             Financial
                                             Corporation), 901
                                             East Byrd Street,
                                             Richmond, VA
                                             23219; Clerk, Cash
                                             Resource Trust,
                                             901 East Byrd
                                             Street, Richmond,
                                             VA 23219;
                                             Secretary, The
                                             Mentor Funds, 901
                                             East Byrd Street,
                                             Richmond, VA 23219


Item 29. Principal Underwriters

     (a) Mentor Distributors, Inc. currently is acting as principal underwriter for The Mentor Funds and Cash Resource Trust.

     (b) The following is information concerning officers and directors of Mentor Distributors, Inc.

Name and Principal     Position and Offices      Positions and
Business Address       with Underwriters         Offices with Registrant

Peter J. Quinn, Jr.    President and                 --
901 East Byrd Street   Director, Mentor
Richmond, VA  23219    Distributors, Inc.

Paul F. Costello       Senior Vice President,    President
901 East Byrd Street   Mentor Distributors,
Richmond, VA  23219    Inc.

Thomas Lee Souders     Treasurer, Mentor             --
901 East Byrd Street   Distributors, Inc.
Richmond, VA  23219

John Mark Harris       Secretary, Mentor              --
901 East Byrd Street   Distributors, Inc.
Richmond, VA  23219

John Michael Ivan      Assistant Secretary,      Secretary
901 East Byrd Street   Mentor Distributors,
Richmond, VA  23219    Inc.


     (c) Registrant has no principal underwriter who is not an affiliate of the Registrant.

Item 30.    Location of Accounts and Records

            Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Secretary, John M. Ivan, Registrant's custodians, Investors Fiduciary Trust Company ("IFTC") (all Portfolios other than SNAP Fund), and Central Fidelity National Bank (SNAP Fund only), and Registrant's transfer agents, The Shareholder Services Group, Inc. ("TSSG") (all Portfolios other than SNAP Fund), and Central Fidelity National Bank (SNAP Fund only). The address of the Secretary is 901 East Byrd Street, Richmond, Virginia, 23219. The address of TSSG is P.O. Box 9653, Providence, Rhode Island 02940-9653. The address of IFTC is 127 West 10th Street, Kansas City, Missouri, 64105. The address of Central Fidelity National Bank is 1021 East Cary Street, P.O. Box 27602, Richmond, Virginia 23261.

Item 31.    Management Services

            None.

Item 32.    Undertakings

(a)   Inapplicable.

(b)   Inapplicable.

(c)   Inapplicable.

(d) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding voting securities and in connection with such meeting to comply with the provisions of
      Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


                                   NOTICE

            A copy of the Agreement and Declaration of Trust of Mentor Institutional Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on behalf of the undersigned, thereunto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on this 24th day of July, 1995.

                                    MENTOR INSTITUTIONAL TRUST



                                    By: /s/ Paul F. Costello

                                        Paul F. Costello
                                        Title:  President



            Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Signature                       Title                              Date

                              Trustee
Arnold H. Dreyfuss


                              Trustee
Thomas F. Keller

            *                 Trustee                           July 24, 1995
Daniel J. Ludeman


             *                Trustee                           July 24, 1995
Louis W. Moelchert, Jr.



             *                Trustee                           July 24, 1995
Stanley F. Pauley


             *                Trustee                           July 24, 1995
Troy A. Peery, Jr.


/s/ Paul F. Costello          President                         July 24, 1995
Paul F. Costello              (Principal  Executive Officer)


/s/ Terry L. Perkins          Treasurer                         July 24, 1995
Terry L. Perkins               (Principal Financial and
   Accounting Officer)

*By /s/ Paul F. Costello                                         July 24, 1995
Paul F. Costello
   Attorney-in-Fact

                               EXHIBIT INDEX


                                  Exhibit                       Page

        (5)(B)                  Form of Management
                                Contract (SNAP
                                Fund)

        (6)(B)                  Form of Assignment of
                                Distribution
                                Agreement

        (8)(B)                  Form of Custody
                                Agreement (SNAP
                                Fund)

        (8)(D)                  Form of Transfer
                                Agency and
                                Services
                                Agreement (SNAP
                                Fund)